EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                               Defensive Series
                            Blended Asset Series I
                           Blended Asset Series II
                            Maximum Horizon Series

        Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a "Class" and collectively, the "Classes") of the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Fund (individually and collectively, the "Series").

       The primary objective of the Defensive Series is preservation of capital (i.e., to minimize the risk of negative returns), with a secondary objective of long-term growth. The Advisor will seek to achieve this objective by using a conservative asset mix as well as conservative investment strategies within those asset classes. This conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term defensive.

       The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable.

         The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective is the preservation of capital.

       The primary objective of the Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market.

      This Prospectus provides you with the basic information you should know before investing in the Series. The Fund's other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information dated February 27, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this Prospectus is February 27, 1998.

                                EXETER FUND, INC.


                               Defensive Series
                            Blended Asset Series I
                           Blended Asset Series II
                            Maximum Horizon Series


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              Table of Contents



Annual Operating Expenses                                        2
Financial Highlights                                            12
The Fund                                                        16
Risk and Investment Objectives and Policies                     16
Risk and Additional Information about Investment Policies       18
Principal Investment Restrictions                               22
Management                                                      23
Distribution of Fund Shares                                     23
Yield and Total Return                                          24
Purchases, Exchanges and Redemptions of Shares                  24
Share Price                                                     26
Dividends and Tax Status                                        27
General Information                                             28
Appendix                                                        29

EXPENSES

Shareholder Transaction Expenses
(as a percentage of offering price)        ALL CLASSES
     Maximum Sales Charge Imposed on Purchases  None
     Redemption Fees 1                          None
     Exchange Fees 2                            None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

Annual Operating Expenses - Class A Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class A Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class A Shares of Each Series
(as a percentage of average net assets):


                                   Blended     Blended     Maximum
                        Defensive  Asset       Asset       Horizon
                        Series 1   Series I 1  Series II 1 Series 1

Management Fees (After
Reduction of Fees)      0.00%2     0.96%2      1.00%       0.65%2

Rule 12b-1 Fees         None       None        None        None

Other Expenses(After
Expense Reimbursement)  1.00%2     0.24%2      0.15%       0.55%2

Total Operating Expenses
(After Fee Reductions
and Expense
Reimbursements)         1.00%2       1.20%     1.15%3       1.20%2





1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class A Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements.






         Class A Shares   Defensive   Blended Asset Maximum
                          Series      SeriesI       Horizon Series

Management Fees...........0.80%       1.00%         1.00%
Other Expenses............1.79%       0.24%         0.55%
Total Operating Expenses..2.59%       1.24%         1.55%



3 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed 1.20%.

      The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

Example - Class A Shares

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:






                            1 year   3 years   5 years   10 years

Defensive Series            $ 10     $ 32      $ 55      $ 122
Blended Asset Series I        12       38        66        145
Blended Asset Series II       12       37        63        140
Maximum Horizon Series        12       38        66        145





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class B Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class B Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class B Shares of Each Series (as a percentage of average net assets):





                    Defensive   Blended Asset   Blended Asset   Maximum
                    Series 1    Series I  1     Series II  1    Horizon Series 1

Management Fees
(After Reduction
of Fees)....        0.00%2      0.96%2          1.00%            0.65%2

Rule 12b-1 Fees3    1.00%       1.00%           1.00%            1.00%

Other Expenses
(After Expense
Reimbursement)      1.00%2      0.24%2          0.15%            0.55%2

Total Operating
Expenses (After Fee
Reductions and
Expense
Reimbursements)     2.00%2      2.20%2          2.15%4           2.20%2





1 The Defensive Series, Blended Asset Series I , Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class B Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.







Class B Shares             Defensive   Blended Asset  Maximum Horizon
                           Series      Series I       Series

Management Fees........... 0.80%       1.00%          1.00%
Rule 12b-1 Fees........... 1.00%       1.00%          1.00%
Other Expenses............ 1.79%       0.24%          0.55%
Total Operating Expenses.. 3.59%       2.24%          2.55%





3 Of the Rule 12b-1 fees for the Class B shares, 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed 2.20%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example  - Class B Shares

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:



                         1 year   3 years   5 years   10 years


Defensive Series         $20      $63       $108      $233
Blended Asset Series I    22       69        118       253
Blended Asset Series II   22       67        115       248
Maximum Horizon Series    22       69        118       253





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class C Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class C Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class C Shares of Each Series (as a percentage of average net assets):





                        Defensive   Blended Asset   Blended Asset  Maximum
                        Series 1    Series I  1     Series II  1   Horizon
                                                                   Series 1

Management Fees (After
Reduction of Fees)...   0.00%2      0.96%2          1.00%          0.65%2

Rule 12b-1 Fees 3.......0.75%       0.75%           0.75%          0.75%

Other Expenses( After
Expense Reimbursement)..1.00%2      0.24%2          0.15%          0.55%2

Total Operating Expenses
(After Fee Reductions
and Expense
Reimbursements).........1.75%2      1.95%2          1.90%4         1.95%2





1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class C Shares of such Series, (i) management fees absent fee waivers, (ii) other expense absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class C Shares               Defensive  Blended Asset   Maximum Horizon
                             Series     Series I        Series

Management Fees...........   0.80%      1.00%           1.00%
Rule 12b-1 Fees...........   0.75%      0.75%           1.00%
Other Expenses............   1.79%      0.24%           0.55%
Total Operating Expenses..   3.34%      1.99%           2.30%





3 Of the Rule 12b-1 fees for the Class C shares, up to 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed 1.95%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class C Shares

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:





                          1 year   3 years   5 years   10 years

Defensive Series          $18      $55       $ 95      $206
Blended Asset Series I     20       61        105       227
Blended Asset Series II    19       60        103       222
Maximum Horizon Series     20       61        105       227





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class D Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class D Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class D Shares of Each Series (as a percentage of average net assets):





                    Defensive  Blended Asset   Blended Asset   Maximum
                    Series 1   Series I 1      Series II 1     Horizon Series 1

Management Fees
(After Reduction
of Fees)            0.00%2     0.96%2          1.00%           0.65%2

Rule 12b-1 Fees 3   0.50%      0.50%           0.50%           0.50%

Other Expenses
(After Expense
Reimbursement)      1.00%2     0.24%2          0.15%           0.55%2

Total Operating
Expenses (After
Fee Reductions and
Expense
Reimbursements)     1.50%2     1.70%2          1.65%4          1.70%2





1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class D Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.






Class D Shares            Defensive Blended Asset  Maximum Horizon
                          Series    Series I       Series

Management Fees...........0.80%     1.00%          1.00%
Rule 12b-1 Fees...........0.50%     0.50%          0.50%
Other Expenses............1.79%     0.24%          0.55%
Total Operating Expenses..3.09%     1.74%          2.05%






3 Of the Rule 12b-1 fees for the Class D shares, up to 0.25% represents shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed 1.70%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class D Shares

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:





                        1 year  3 years 5 years 10 years

Defensive Series        $15     $47     $82      $179
Blended Asset Series I   17      54      92       201
Blended Asset Series II  17      52      90       195
Maximum Horizon Series   17      54      92       201





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class E Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class E Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class E Shares of Each Series (as a percentage of average net assets):





                       Defensive Blended Asset  Blended Asset  Maximum
                       Series 1  Series I 1     Series II 1    Horizon Series 1

Management Fees (After
Reduction of Fees)     0.00%2    0.96%2         1.00%           0.65%2

Rule 12b-1 Fees 3      0.25%     0.25%          0.25%           0.25%

Other Expenses (After
Expense Reimbursement) 1.00%2    0.24%2         0.15%           0.55%2

Total Operating
Expenses (After Fee
Reductions and Expense
Reimbursements)        1.25%2    1.45%2         1.40%4          1.45%2





1 The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series offered only Class A Shares during the year ended October 31, 1997; therefore, the actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class E Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.






Class E Shares             Defensive Blended Asset Maximum Horizon
                           Series    Series I      Series

Management Fees............0.80%     1.00%         1.00%
Rule 12b-1 Fees............0.25%     0.25%         0.25%
Other Expenses.............1.79%     0.24%         0.55%
Total Operating Expenses...2.84%     1.49%         1.80%





3 Of the Rule 12b-1 fees for the Class E Shares, up to 0.25% may represent shareholder service fees.

4 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed 1.45%.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.



Example  - Class E Shares

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:






                        1 year 3 years  5 years   10 years
Defensive Series        $13    $ 40     $69       $151
Blended Asset Series I   15      46      79        174
Blended Asset Series II  14      44      77        168
Maximum Horizon Series   15      46      79        174





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Class A Shares of the Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series (for a share outstanding throughout the period for the periods shown). The tables are part of the Series financial statements, which are incorporated by reference into the Funds Statement of Additional Information. Deloitte & Touche LLP, the Funds independent accountants, audited the Funds financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Funds Class B, C, D and E Shares had not been introduced as of October 31, 1997 no financial highlights are presented for the Class B, C, D or E Shares of the Series. These tables should be read in conjunction with the Series financial statements and notes thereto.


DEFENSIVE SERIES - CLASS A SHARES




                                        For the Year    For the Year
                                        Ended           Ended
                                        10/31/97        10/31/96 1

Per share data (for a share outstanding
throughout the period):
Net asset value - Beginning of period   $10.29          $10.00

Income from investment operations:
   Net investment income                  0.42            0.35
   Net realized and unrealized gain
   on investments                         0.45            0.14

Total from investment operations          0.87            0.49

Less distributions to shareholders:
   From net investment income            (0.38)          (0.20)
   From net realized gain on investments (0.07)           ----

Total distribution to shareholders       (0.45)          (0.20)

Net asset value - End of period         $10.71          $10.29

Total return2                             8.74%           4.94%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                             1.00%           1.00%
    Net investment income*                4.45%           4.26%

Portfolio turnover                         166%             30%

Average commission rate paid            $0.0590         $0.0691

Net assets - End of period
(000's omitted)                         $1,764          $ 745

*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                   $ 0.27          $ 0.23

Ratios (to average net assets):
   Expenses                               2.59%           2.50%
   Net investment income                  2.86%           2.76%

1 The Series commenced operations on November 1, 1995.
2 Represents aggregate total return for the period indicated.


BLENDED ASSET SERIES I - CLASS A SHARES


                                                For the Year
                                                Ended
                                                10/31/97

Per share data (for a share outstanding
throughout each period):


Net asset value - Beginning of period           $11.20

Income from investment operations:
   Net investment income                          0.39
   Net realized and unrealized gain
   (loss) on investments                          1.01

Total from investment operations                  1.40

Less distributions to shareholders:
   From net investment income                    (0.44)
   In excess of net investment income              --
   From net realized gain on
   investments                                   (0.19)
   In excess of net realized gain                  --

Total distributions to shareholders              (0.63)

Net asset value - End of period                 $11.97

Total return1:                                   13.01%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                                     1.20%
    Net investment income*                        3.39%

Portfolio turnover                                  50%

Average commission rate paid 3                  $0.0418

Net assets - End of period (000's omitted)      $21,930

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                           $ 0.39
Ratios (to average net assets):
   Expenses                                       1.24%
   Net investment income                          3.35%

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                        For the Ten     For the Year
                                        Months Ended    Ended
                                        10/31/96 1      12/31/95

Per share data (for a share
outstanding throughout each period):

Net asset value - Beginning of period   $10.72          $ 9.72

Income from investment operations:
   Net investment income                  0.29            0.34
   Net realized and unrealized gain
   (loss) on investments                  0.31            1.70

Total from investment operations          0.60            2.04

Less distributions to shareholders:
   From net investment income            (0.09)           (0.34)
   In excess of net investment income      --            (0.01)
   From net realized gain on
   investments                           (0.03)          (0.69)
   In excess of net realized gain          --              --

Total distributions to shareholders      (0.12)          (1.04)

Net asset value - End of period          $11.20         $10.72

Total return1:                             5.64%         21.08%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                              1.20%2         1.20%
    Net investment income*                 3.69%2         3.64%

Portfolio turnover                           85%            72%

Average commission rate paid 3           $0.0515        $0.0689

Net assets - End of period
(000's omitted)                          $17,794        $ 9,518

*The investment advisor did not impose all or a portion of its management
fee and in some periods paid a portion of the Series' expenses.   If
these expenses had been incurred by the Series, and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                    $ 0.28         $ 0.31
Ratios (to average net assets):
   Expenses                                1.31%2         1.53%
   Net investment income                   3.58%2         3.31%

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                                For the Year
                                                Ended
                                                12/31/94
Per share data (for a share outstanding
throughout each period):


Net asset value - Beginning of period           $10.05

Income from investment operations:
   Net investment income                          0.20
   Net realized and unrealized gain
   (loss) on investments                        (0.28)

Total from investment operations                (0.08)

Less distributions to shareholders:
   From net investment income                   (0.20)
   In excess of net investment income             --
   From net realized gain on
   investments                                  (0.04)
   In excess of net realized gain               (0.01)

Total distributions to shareholders             (0.25)

Net asset value - End of period                 $ 9.72

Total return1:                                 (0.80%)

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                                   1.20%
    Net investment income*                      3.40%

Portfolio turnover                                45%

Average commission rate paid 3                    --

Net assets - End of period (000's omitted)     $4,519

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series'
expenses.   If these expenses had been incurred by the Series,
and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                          $  0.12
Ratios (to average net assets):
   Expenses                                       2.50%
   Net investment income                          2.10%


1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.



                                        For the Period
                                        9/15/93
                                        (commencement
                                        of operations)to
                                        12/31/93
Per share data (for a share outstanding
throughout each period):

Net asset value - Beginning of period   $10.00

Income from investment operations:
   Net investment income                  0.05
   Net realized and unrealized gain
   (loss) on investments                  0.04

Total from investment operations          0.09

Less distributions to shareholders:
   From net investment income            (0.04)
   In excess of net investment income      --
   From net realized gain on
   investments                             --
   In excess of net realized gain          --

Total distributions to shareholders      (0.04)

Net asset value - End of period          $10.05

Total return1:                             0.93%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                              1.20%2
    Net investment income*                 2.47%2

Portfolio turnover                            1%

Average commission rate paid 3               --

Net assets - End of period (000's omitted) $475

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series'
expenses.   If these expenses had been incurred by the Series,
and had 1994 and 1993 expenses been limited to that allowed by states securities law, the net investment income per share and ratios would have been as follows:

Net investment income                      $ 0.02
Ratios (to average net assets):
   Expenses                                  2.50%2
   Net investment income                     1.17%2

1 Represents aggregate total return for the period indicated.
2 Annualized
3 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.

BLENDED ASSET SERIES II - CLASS A SHARES




                                                For the Year
                                                Ended
                                                10/31/97

Per share data (for a share outstanding
throughout each period):


Net asset value - Beginning of period           $13.04

Income from investment operations:
   Net investment income                          0.33
   Net realized and unrealized gain (loss)
   on investments                                 2.13

Total from investment operations                  2.46

Less distributions to shareholders:
   From net investment income                    (0.40)
   From net realized gain on investments         (0.41)

Total distributions to shareholders              (0.81)

Net asset value - End of period                 $14.69

Total return2                                    19.69%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses                                      1.15%
    Net investment income                         2.45%

Portfolio turnover                                  63%

Average commission rate paid 4                  $0.0436

Net assets - End of period (000's omitted)      $50,922

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                               N/A
Ratios (to average net assets):
   Expenses                                         N/A
   Net investment income                            N/A


1 Distribution from net investment income amounted to $0.0017 per share.
2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                                       For the Ten
                                                       Months Ended
                                                       12/31/96
Per share data (for a share outstanding throughout each period):


Net asset value - Beginning of period                  $11.95

Income from investment operations:
   Net investment income                                 0.23
   Net realized and unrealized gain (loss)
   on investments                                        0.96

Total from investment operations                         1.19

Less distributions to shareholders:
   From net investment income                           (0.04)
   From net realized gain on investments                (0.06)

Total distributions to shareholders                     (0.10)

Net asset value - End of period                        $13.04

Total return2                                           10.01%

Ratios (to average net assets)
/ Supplemental Data:
    Expenses                                             1.20%3*
    Net investment income                                2.51%3*

Portfolio turnover                                         57%

Average commission rate paid 4                         $0.0524

Net assets - End of period (000's omitted)             $32,999

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                                 $ 0.23
Ratios (to average net assets):
   Expenses                                             1.22%2
   Net investment income                                2.49%2


1 Distribution from net investment income amounted to $0.0017 per share.
2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.




                                                        For the Year
                                                        Ended
                                                        12/31/95

Per share data (for a share outstanding throughout each period):

Net asset value - Beginning of period                   $10.12

Income from investment operations:
   Net investment income                                  0.24
   Net realized and unrealized gain (loss)
   on investments                                         3.05

Total from investment operations                          3.29

Less distributions to shareholders:
   From net investment income                            (0.24)
   From net realized gain on investments                 (1.22)

Total distributions to shareholders                      (1.46)

Net asset value - End of period                         $11.95

Total return2                                            32.64%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses                                              1.20%*
    Net investment income                                 2.53%*

Portfolio turnover                                          63%

Average commission rate paid 4                           $0.0635

Net assets - End of period (000's omitted)               $20,519

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                                    $ 0.23
Ratios (to average net assets):
   Expenses                                                1.33%
   Net investment income                                   2.40%


1 Distribution from net investment income amounted to 0.0017 per share.
2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.


                                                            For the
                                                            Period
                                                            10/12/93
                                           For the Year     (commencement
                                           Ended            of operations) to
                                           12/31/94         12/31/93

Per share data (for a share outstanding
throughout each period):


Net asset value - Beginning of period      $  9.98           $10.00

Income from investment operations:
   Net investment income                      0.11             0.01
   Net realized and unrealized gain
   (loss) on investments                      0.24            (0.03)

Total from investment operations              0.35            (0.02)

Less distributions to shareholders:
   From net investment income                (0.12)           (0.00)1
   From net realized gain on investments     (0.09)             --

Total distributions to shareholders          (0.21)           (0.00)

Net asset value - End of period            $10.12             $9.98

Total return2                                3.52%            (0.18%)

Ratios (to average net assets) /
Supplemental Data:
    Expenses                                 1.20%*            1.20%3*
    Net investment income                    2.12%*            1.94%3*

Portfolio turnover                             19%                0%

Average commission rate paid 4                 --                --

Net assets - End of period (000's omitted)  $7,214            $ 475

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series expenses. If these expenses had been incurred by the Series, and had 1993 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                       $  0.05   $        0.01
Ratios (to average net assets):
   Expenses                                    2.31%           2.50%3
   Net investment income                       1.01%           0.64%3


1 Distribution from net investment income amounted to $0.0017 per share.
2 Represents aggregate total return for the period indicated.
3 Annualized.
4 Average commission rate is calculated for Series with fiscal years beginning on or after January 1, 1995.


MAXIMUM HORIZON SERIES - CLASS A SHARES






                                        For the Year    For the Year
                                        Ended           Ended
                                        10/31/97        10/31/96 1

Per share data (for a share outstanding
throughout the period):

Net asset value - Beginning of period   $11.38          $10.00

Income from investment operations:
   Net investment income                  0.10            0.15
   Net realized and unrealized gain
   on investments                         2.92            1.36

Total from investment operations          3.02            1.51

Less distributions to shareholders:
   From net investment income            (0.08)          (0.13)
   From net realized gains               (0.08)             --

Total distributions to shareholders      (0.16)          (0.13)

Net asset value - End of period          $14.24         $11.38

Total return2                             26.77%         15.21%

Ratios (to average net assets) /
 Supplemental Data:
    Expenses*                              1.20%          1.20%
    Net investment income*                 0.94%          1.71%

Portfolio turnover                          115%            95%

Average commission rate paid              $0.0486       $0.0655

Net assets - End of period (000's omitted)$ 9,852       $ 1,574

*The investment advisor did not impose all or a portion of its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:

Net investment income                      $  0.06      $  0.04

Ratios (to average net assets):
   Expenses                                   1.55%        2.50%
   Net investment income                      0.59%        0.41%

1 The Series commenced operations on November 1, 1995.
2 Represents aggregate total return for the period indicated.


The Fund

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Defensive Series, Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series, each of which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of each Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the "Distributor"). Class B, C, D and E Shares are offered only through financial intermediaries which provide to the Fund and its shareholders varying levels of distribution and shareholder services as described under "Distribution of Fund Shares" below. Information regarding the Funds other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series are diversified funds.

Risk and Investment Objectives and Policies

Defensive Series

      The primary objective of the Defensive Series is preservation of capital (i.e., to minimize the risk of negative returns), with a secondary objective of long-term growth. Exeter Asset Management (the "Advisor") will seek to achieve this objective by using a conservative asset mix as well as
conservative  investment  strategies  within  those  asset  classes.    This
conservative investment approach which attempts to protect capital while simultaneously seeking growth opportunities is what is intended by use of the term "defensive". From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Defensive Series' investments fluctuate in value, the Series' shares will fluctuate in value. In pursuit of its primary objective, the Defensive Series will, under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than traditional common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Defensive Series will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Blended Asset Series I

        The investment objective of the Blended Asset Series I is to seek with equal emphasis long-term growth and preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series Is investments fluctuate in value, the Blended Assets Series I shares will fluctuate in value. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable. In this process the Advisor will work to try to dampen the year-to-year swings in the market value in order to generate a more stable rate of growth for this portfolio relative to an investment in the general stock market. There is no assurance that the Blended Asset Series I will attain its objective.

      The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Blended Asset Series II

          The primary objective of the Blended Asset Series II is to provide long-term growth of capital. The secondary objective of the Blended Asset Series II is the preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Blended Asset Series IIs investments fluctuate in value, the Blended Asset Series II shares will fluctuate in value. In pursuit of its primary objective, the Blended Asset Series II will often invest more than 50% in common stocks, and securities convertible into common stocks, of companies the Advisor believes have long-term growth potential. However, in light of the secondary objective of the Blended Asset Series II, it may, even under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Blended Asset Series II will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

Maximum Horizon Series

        The primary objective of Maximum Horizon Series is to achieve the high level of long-term capital growth typically associated with the stock market. The Advisor will normally concentrate the investments of the Series in common stocks, but may also utilize income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of
market  and  economic  conditions.    Because  the  Maximum  Horizon  Series
investments fluctuate in value, the shares of the Series will also fluctuate in value. There is no assurance that the Maximum Horizon Series will attain its objective.

     The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in a Series' objective.

General

         In pursuit of their investment objectives, the Series may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. None of the Series intends to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential to benefit from movement in the stock price. There will be no minimum rating standards for the debt aspects of such securities. Convertible bonds purchased by a Series may be subject to the risk of being called by the issuer.

      The debt securities in which each Series may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. Each Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc.("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risk and Additional Information about Investment Policies - High Yield Debt Securities."

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody's, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

          In addition, each of the Series may, to varying degrees, use certain techniques and strategies discussed below under Risk and Additional Information about Investment Policies.

        It is anticipated that the long-term average annual portfolio turnover rate for each Series will not exceed 100%; however, there may be times that the Advisor will sell securities depending on market conditions and opportunities, and the portfolio turnover rate for each Series may reach higher levels. Higher portfolio turnover may increase the distributions which a Series is required to make to shareholders, and therefore lead to higher tax
liability for  shareholders  with  taxable  accounts   (see "Dividends and Tax
Status"). Higher levels of portfolio turnover will also lead to higher trading costs, which are reflected in each Series operating expenses (see "Financial Highlights" and "Management").

Risk and Additional Information about Investment Policies

      Set forth below is further information about certain types of securities in which the Series may invest, as well as information about additional types of investments and certain strategies the Series may pursue. Unless otherwise noted, these policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

Foreign Securities

          Each Series may invest up to 25% of its assets in foreign securities which are not publicly traded in the United States. Each Series will invest no more than 25% of its assets in securities issued by any one foreign
government.    Each  Series  may  invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter
market.    Each  Series' restrictions  on investment in foreign securities are fundamental policies that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Series.

       With respect to the bond investments within each portfolio, each Series generally emphasizes investments in U.S. Government securities and companies domiciled in the United States; however, it may invest up to 25% of its assets in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.




Repurchase Agreements

          Each  Series  may  enter  into repurchase agreements with respect to
portfolio  securities.   Under the terms of a repurchase agreement, the Series
purchases securities ("collateral") from various financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the sellers agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

Securities Lending

          Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in liquid securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

U.S. Government Securities

          Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies right to borrow from the U.S. Treasury. The issues of other agencies (e.g., Fannie Mae) are supported only by the credit of the agency.

Short Sales

       Each Series may within limits engage in short sales "against the box."
A short sale is the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

Forward Commitments or Purchases on a When-Issued Basis

      Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a segregated account with its custodian consisting of liquid assets in an amount at least equal to the purchase price.

Interest Rate Risk

         The value of the fixed income securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Mortgage-Backed Securities

        Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage
Corporation.   Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities value, which is likely to vary inversely with fluctuations in interest rates.

        Mortgage-backed securities are in most cases pass-through instruments, through which the holder receives a share of all interest and principal
payments  from  the  mortgages  underlying  the  certificate.    Because  the
prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.



High Yield Debt Securities

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuers credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisors own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings.

Zero-Coupon Bonds

       Some of the securities in which the Series invest may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments

        Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Hedging Techniques

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series portfolios, i.e., to reduce the overall level of risk that normally would be expected to be associated with their investments. Each Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered basis", i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money."

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

Futures Contracts

         Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Series may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under the Commodity Futures Trading Commission (CFTC) rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid securities in a segregated account with its custodian in the amount prescribed.

        A Series' successful use of futures contracts depends on the Advisor's ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily price limits based on the amount of the previous days settlement price. These daily limits may restrict the Series ability to repurchase or sell certain futures contracts on any particular day.

Forward Foreign Currency Exchange Contracts

     A Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

Currency Futures Contracts and Options on Futures Contracts

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified
date.   Each Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series portfolio.

Foreign Currency Options

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

Risks Associated with Hedging Strategies

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

Principal Investment Restrictions

          Each Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series outstanding shares.

          Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

       None of the Series may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

          None of the Series may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities).

       None of the Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

     Each of the Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

          The Defensive Series and the Maximum Horizon Series may both invest assets in securities of any other open-end investment company (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

     None of the Series may make loans, but each may invest in debt securities and repurchase agreements and may engage in securities lending.

         Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

Management

        The overall business and affairs of the Fund are managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund's officers and to Exeter Asset Management (the "Advisor") a division of Manning & Napier Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

      The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and
institutions.    For  its services to the Series under its investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .80% for the Defensive Series and 1.00% for the Blended Asset Series I, Blended Asset Series II, and the Maximum Horizon Series of the Series' daily net assets. In addition, the Advisor is separately compensated for acting as transfer agent (the "Transfer Agent") for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Distribution of Fund Shares

          Manning & Napier Investor Services, Inc. (the "Distributor") acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder
servicing  fees.    Class  B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services ("Financial Intermediaries").

     The Distributor receives distribution and services fees, at the rates set forth below, for providing distribution and/or shareholder services to the
Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements ("Servicing Agreements") with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

      As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares' average daily net assets. As compensation for providing distribution and shareholder services for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares' average daily net assets. As compensation for providing distribution and shareholders service for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares'average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class. As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

        Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.
    The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

Yield and Total Return

      From time-to-time each Series may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The respective performance figures for the Classes will differ because of the different distribution and/or shareholder services fees charged to Class B, C,
 D and E Shares.

    The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and all recurring and nonrecurring charges that have been applied to all
shareholder  accounts.    The  yield  calculation  assumes that net investment
income  earned  over  30  days  is  compounded monthly for six months and then
annualized.   Methods used to calculate advertised yields are standardized for
all  stock  and  bond  mutual  funds.   However, these methods differ from the
accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

Purchases, Exchanges and Redemptions of Shares

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

 Purchases

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic
Investment Plan" below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

     The Advisor will not accept securities in exchange for shares of a Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Funds Board of Directors.

Automatic Investment Plan

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested
on  a  regular  schedule.   The minimum amount of each automatic investment is
$25.    The  amount  specified  by  the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

Exchanges between Series

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in an account for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other Series of the Exeter Fund, Inc. that offer that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month
period  without  charge.    Subsequent exchanges are subject to a fee of $15.
Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

Redemptions

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashiers checks) or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or draft has cleared.

     Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series
portfolio.   The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.    The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Other Information about Purchases and Redemptions

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption order on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

Share Price

     The share price or "net asset value" per share of each class of each Series is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of each Class of a Series is determined by dividing the total value of its investments and other assets that are allocated  to  that  Class,  less  any  liabilities that are allocated to that
Class, by the Class's  total  outstanding  shares.   The value of the Serie's
portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

Dividends and Tax Status

Taxes

      The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

          No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and these Series are not managed with respect to tax outcomes for their shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status

        Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of Distributions

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemptions checks.

        The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Serie's earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for
corporate  shareholders.    The  Series  will  provide  annual  reports  to
shareholders of the federal income tax status of all distributions.

      Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

          Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.

       The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

       A sale, exchange or redemption of a Series's shares generally is a taxable transaction to the shareholder.

General Information

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. As of February 2, 1998, National Financial Services Corporation, FBO Customers, 200 Liberty Street, New York, NY 10281-1003 owned 40.27% of the Defensive Series and 63.53% of the Maximum Horizon Series, and would be deemed under the 1940 Act to be a controlling person of each such Series.

     Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Series' Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. As a result of each class' differing Rule 12b-1 distribution and shareholder services plan, shares of different classes of the same Series may have different net asset values per share.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Funds shareholders will vote in the aggregate and not by Series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

        All securities and cash are held by the custodian, Boston Safe Deposit and Trust Company. Deloitte & Touche, LLP serves as independent accountants for the Series and will audit their financial statements annually.

           Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.

                                 APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

       Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

        PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.
        -     High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                           Flexible Yield Series I
                           Flexible Yield Series II
                          Flexible Yield Series III

         Exeter Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a "Class" and collectively, the "Classes") of the Flexible Yield Series I, Flexible Yield Series II and the Flexible Yield Series III (individually and collectively, the "Series") of the Fund.

        The primary objective of the Flexible Yield Series I is to seek the highest level of total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 5 years.

        The primary objective of the Flexible Yield Series II is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 10 years.

       The primary objective of the Flexible Yield Series III is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity.

      This Prospectus provides you with the basic information you should know before investing in the Series. The Fund's other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference. A Statement of Additional Information dated February 27, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              The date of this Prospectus is February 27, 1998.

                                 EXETER FUND, INC.


                           Flexible Yield Series I
                           Flexible Yield Series II
                          Flexible Yield Series III


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              Table of Contents



Annual Operating Expenses                                        2
Financial Highlights                                             8
The Fund                                                        11
Risk and Investment Objectives and Policies                     11
Risk and Additional Information about Investment Policies       12
Principal Investment Restrictions                               16
Management                                                      17
Distribution of Fund Shares                                     18
Yield and Total Return                                          18
Purchases, Exchanges and Redemptions of Shares                  19
Share Price                                                     20
Dividends and Tax Status                                        21
General Information                                             22
Appendix                                                        23

EXPENSES

Shareholder Transaction Expenses
(as a percentage of offering price)        ALL CLASSES
Maximum Sales Charge Imposed on Purchases       None
Redemption Fees 1                               None
Exchange Fees 2                                 None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

Annual Operating Expenses - Class A Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class A Shares of the Series and
(ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of Class A Shares of the Series (as a percentage of average net assets):



                        Flexible Yield  Flexible Yield  Flexible Yield
                        Series I 1      Series II 1     Series III 1


Management Fees( After
Reduction of Fees)2.....0.00%           0.00%           0.00%

Rule 12b-1 Fees.........None            None            None

Other Expenses (After
Expense Reimbursement)2.0.70%           0.80%           0.85%

Total Operating Expenses
(After Fee Reductions
and Expense
Reimbursements)2........0.70%           0.80%           0.85%





1 The Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III offered only Class A shares during the year ended October 31, 1997; therefore, actual management fees and other expenses are used above.

2 The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class A Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements.





Class A Shares            Flexible Yield  Flexible Yield  Flexible Yield
                          Series I        Series II       Series III


Management Fees...........0.35%           0.45%           0.50%
Other Expenses ...........3.48%           3.27%           1.78%
Total Operating Expenses..3.83%           3.72%           2.28%






The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

Example - Class A Shares

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                                1 Year  3 Years 5 Years 10 Years
Flexible Yield Series I         $ 7     $22     $39     $ 87
Flexible Yield Series II          8      26      44       99
Flexible Yield Series III         9      27      47      105






The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

Annual Operating Expenses - Class B Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class B Shares of Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.







Annual Operating Expenses of the Class B Shares of Each Series
(as a percentage of average net assets):


                                Flexible Yield  Flexible Yield  Flexible Yield
                                Series I 1      Series II 1     Series III 1

Management Fees (After
Reduction of Fees)2.............0.00%           0.00%           0.00%

Rule 12b-1 Fees 3...............1.00%           1.00%           1.00%

Other Expenses (After Expense
Reimbursement) 2................0.70%           0.80%           0.85%

Total Operating Expenses
(After Fee Reductions and
Expense Reimbursements)2........1.70%           1.80%           1.85%






1 The Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set
      forth in the table above.   As a result of these reductions, the
      Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class B Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.






Class B Shares             Flexible Yield  Flexible Yield  Flexible Yield
                           Series I        Series II       Series III

Management Fees ...........0.35%           0.45%           0.50%
Rule 12b-1 Fees............1.00%           1.00%           1.00%
Other Expenses.............3.48%           3.27%           1.78%
Total Operating Expenses...4.83%           4.72%           3.28%



3 Of the Rule 12b-1 fees for the Class B shares, 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example - Class B Shares

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:



                                1 Year  3 Years 5 Years 10 Years

Flexible Yield Series I         $17     $54     $92     $201
Flexible Yield Series II         18      57      97      212
Flexible Yield Series III        19      58     100      217





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

Annual Operating Expenses - Class C Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class C Shares of Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class C Shares of Each Series
(as a percentage of average net assets):






                                Flexible Yield  Flexible Yield  Flexible Yield
                                Series I 1      Series II 1     Series III 1
Management Fees (After
Reduction of Fees)2 ..........  0.00%           0.00%           0.00%

Rule 12b-1 Fees3 .............  0.75%           0.75%           0.75%

Other Expenses (After Expense
Reimbursement) 2..............  0.70%           0.80%           0.85%

Total Operating Expenses
(After Fee Reductions and
Reimbursements)2..............  1.45%           1.55%           1.60%





1 The Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class C Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.




Class C Shares              Flexible Yield   Flexible Yield    Flexible Yield
                            Series I         Series II         Series III
Management Fees ............0.35%            0.45%             0.50%
Rule 12b-1 Fees.............0.75%            0.75%             0.75%
Other Expenses..............3.48%            3.27%             1.78%
Total Operating Expenses....4.58%            4.47%             3.03%





3 Of the Rule 12b-1 fees for the Class C shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example - Class C Shares

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:


                           1 Year 3 Years  5 Years  10 Years

Flexible Yield Series I    $15    $46      $79      $174
Flexible Yield Series II    16     49       84       185
Flexible Yield Series III   16     50       87       190


The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

Annual Operating Expenses - Class D Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class D Shares of Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.

Annual Operating Expenses of the Class D Shares of Each Series
(as a percentage of average net assets):


                                Flexible Yield  Flexible Yield  Flexible Yield
                                Series I 1      Series II 1     Series III 1

Management Fees (After
Reduction of Fees)2.............0.00%           0.00%           0.00%

Rule 12b-1 Fees 3 ..............0.50%           0.50%           0.50%

Other Expenses (After
Expense Reimbursement) 2........0.70%           0.80%           0.85%

Total Operating Expenses
(After Fee Reductions and
Expense Reimbursements) 2.......1.20%           1.30%           1.35%



1 The Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class D Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class D Shares            Flexible Yield Flexible Yield Flexible Yield
                          Series I       Series II      Series III

Management Fees ..........0.35%          0.45%          0.50%
Rule 12b-1 Fees...........0.50%          0.50%          0.50%
Other Expenses............3.48%          3.27%          1.78%
Total Operating Expenses..4.33%          4.22%          2.78%


3 Of the Rule 12b-1 fees for the Class D shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example - Class D Shares

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:



                          1 Year 3 Years  5 Years  10 Years
Flexible Yield Series I   $12    $38      $66      $145
Flexible Yield Series II   13     41       71       157
Flexible Yield Series III  14     43       74       162




                           Flexible Yield  Flexible Yield  Flexible Yield
                           Series I 1      Series II 1     Series III 1
Management Fees (After
Reduction of Fees)2 .......0.00%           0.00%           0.00%

Rule 12b-1 Fees 3 .........0.25%           0.25%           0.25%

Other Expenses (After
Expense Reimbursement) 2...0.70%           0.80%           0.85%
Total Operating Expenses
(After Fee Reductions and
Expense Reimbursements)2...0.95%           1.05%           1.10%


1 The Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or to reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class E Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



Class E Shares            Flexible Yield  Flexible Yield   Flexible Yield
                          Series I        Series II        Series III
Management Fees ..........0.35%           0.45%            0.50%
Rule 12b-1 Fees...........0.25%           0.25%            0.25%
Other Expenses............3.48%           3.27%            1.78%
Total Operating Expenses..4.08%           3.97%            2.53%


3 Of the Rule 12b-1 fees for the Class E Shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example - Class E Shares

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:

                                1 Year  3 Years 5 Years 10 Years

Flexible Yield Series I         $10     $30     $53     $117
Flexible Yield Series II         11      33      58      128
Flexible Yield Series III        11      35      61      134


FINANCIAL HIGHLIGHTS


The following tables provide selected per share data and ratios for the Class A Shares of the Flexible Yield Series I, Flexible Yield Series II, and Flexible Yield Series III (for a share outstanding throughout the period for the periods shown). The tables are part of the Series' financial statements, which are incorporated by reference into the Fund's Statement of Additional Information. Deloitte & Touche LLP, the Fund's independent accountants, audited the Fund's financial highlights for each of the periods shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Fund's Class B, C, D and E Shares had not been introduced as of October 31, 1997, no financial highlights are presented for the Class B, C, D or E Shares of the Series. These tables should be read in conjunction with the Series' financial statements and notes thereto.


Flexible Yield Series I - Class A Shares



                                        For the Year    For the Ten
                                        Ended           Months Ended
                                        10/31/97        10/31/96
Per share data (for a share
outstanding throughout each period):
Net asset value - Beginning
of period                               $10.27          $10.26
Income from investment
operations:
   Net investment income                  0.50            0.41
   Net realized and unrealized
   gain (loss) on   investments           0.10          (0.10)
Total from investment
operations                                0.60          0.31
Less distributions to
shareholders:
   From net investment income            (0.45)         (0.30)
   From net realized gain on
   investments                           (0.03)           --
Total distributions to
shareholders                             (0.48)         (0.30)
Net asset value - End of period          $10.39         $10.27
Total return1                              6.07%          3.11%
Ratios (to average net assets)
/ Supplemental Data:
   Expenses*                               0.70%          0.70%2
   Net investment income*                  5.29%          5.25%2
Portfolio turnover                           77%            36%
Net assets - End of period
(000's omitted)                          $ 650          $ 493





Net investment income                   $ 0.21          $ 0.27
Ratios (to average net assets):
   Expenses                              3.83%            2.50%2
   Net investment income                 2.16%            3.45%2



                                                        For the Period
                                                        2/15/94
                                          For the Year  (commencement of
                                          Ended         operations) to
                                          12/31/95      12/31/94

Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning
of period                                 $ 9.69        $10.00
Income from investment
operations:
   Net investment income                    0.46          0.24
   Net realized and unrealized
   gain (loss) on   investments             0.57        (0.32)
Total from investment operations            1.03        (0.08)
Less distributions to shareholders:
   From net investment income              (0.46)       (0.23)
   From net realized gain on investments     --           --
Total distributions to shareholders        (0.46)       (0.23)
Net asset value - End of period            $10.26       $ 9.69
Total return1                               10.79%      (0.76)%
Ratios (to average net assets)
/ Supplemental Data:
   Expenses*                                0.70%        0.70%2
   Net investment income*                   4.99%        4.41%2
Portfolio turnover                            60%          38%
Net assets - End of period (000's omitted) $ 256        $ 231





Net investment income                     $0.30         $ 0.14
Ratios (to average net assets):
   Expenses                                2.50%          2.50%2
   Net investment income                   3.19%          2.61%2


Flexible Yield Series II - Class A Shares


                                                     For the    For the Ten
                                                     Year       Months
                                                     Ended      Ended
                                                     10/31/97   10/31/96

Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning  of period               $10.10     $10.30
Income from investment operations:
   Net investment income                               0.53      0.45
   Net realized and unrealized gain (loss) on          0.21     (0.32)
   investments
Total from investment operations                       0.74      0.13
Less distributions to shareholders:
   From net investment income                        (0.60)     (0.27)
   From net realized gain on investments             (0.01)     (0.06)
Total distributions to shareholders                   (0.61)    (0.33)
  Net asset value - End of period                    $10.23     $10.10
Total return1                                          7.61%     1.38%
Ratios (to average net assets) / Supplemental Data:
   Expenses*                                           0.80%     0.80%2
   Net investment income*                              5.46%     5.55%2
Portfolio turnover                                       58%        5%
Net assets - End of period (000's omitted)           $ 718      $ 481



* The Advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:




Net Investment Income                                $ 0.24     $ 0.31
Ratios (to average net assets):
   Expenses                                            3.72%      2.50%2
   Net Investment Income                               2.54%      3.85%2



                                                                For the Period
                                                For the         2/15/94
                                                Year            (commencement
                                                Ended           of operations)
                                                12/31/95        to 12/31/94

Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning  of period          $ 9.27          $10.00
Income from investment operations:
   Net investment income                          0.56           0.27
   Net realized and unrealized
   gain (loss) on  investments                    1.02          (0.74)
Total from investment operations                  1.58          (0.47)
Less distributions to shareholders:
   From net investment income                   (0.55)          (0.26)
   From net realized gain on investments          --              --
Total distributions to shareholders             (0.55)          (0.26)
  Net asset value - End of period               $10.30          $ 9.27
Total return1                                    17.33%         (4.69)%
Ratios (to average net assets)
/ Supplemental Data:
   Expenses*                                       0.80%         0.80%2
   Net investment income*                          5.38%         5.40%2
Portfolio turnover                                   35%            0%
Net assets - End of period (000's omitted)       $ 438          $ 396


* The Advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1994, 1995, and 1996 expenses been limited to that allowed by state securities law, the net investment income per share and the ratios would have been as follows:




Net Investment Income                           $0.38           $ 0.18
Ratios (to average net assets):
   Expenses                                      2.50%            2.50%2
   Net Investment Income                         3.68%            3.70%2


Flexible Yield Series III - Class A Shares


                                                For the         For the Ten
                                                Year            Months
                                                Ended           Ended
                                                10/31/97        10/31/96

Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning of period           $10.13          $10.51
Income from investment operations:
   Net investment income                          0.58           0.50
   Net realized and unrealized
gain (loss) on investments                        0.36          (0.53)
Total from investment operations                  0.94          (0.03)
Less distributions to shareholders:
   From net investment income                   (0.61)          (0.35)
   From net realized gain on investments        (0.05)            --
Total distributions to shareholders             (0.66)          (0.35)
  Net asset value - End of period               $10.41          $10.13
Total return1                                     9.73%         (0.18)%
Ratios (to average net assets)
/Supplemental Data:
   Expenses*                                      0.85%           0.85%2
   Net investment income*                         5.82%           5.98%2
Portfolio turnover                                  51%              5%
Net assets - End of period (000's omitted)      $1,345          $1,098





Net investment income                           $ 0.44          $ 0.36
Ratios (to average net assets):
   Expenses                                      2.28%            2.50%2
   Net investment income                         4.39%            4.33%2


1 Represents aggregate total return for the period indicated.
2 Annualized.



                                                For the Year
                                                Ended
                                                12/31/95

Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning of period           $ 9.11

Income from investment operations:
   Net investment income                          0.58
   Net realized and unrealized
   gain (loss) on investments                     1.39
Total from investment operations                  1.97
Less distributions to shareholders:
   From net investment income                   (0.57)
   From net realized gain on investments          --
Total distributions to shareholders             (0.57)
  Net asset value - End of period               $10.51
Total return1                                    22.09%
Ratios (to average net assets)
/Supplemental Data:
   Expenses*                                      0.85%
   Net investment income*                         6.13%
Portfolio turnover                                   6%
Net assets - End of period (000's omitted)      $1,159




Net investment income                           $ 0.43
Ratios (to average net assets):
   Expenses                                       2.46%
   Net investment income                          4.52%

1 Represents aggregate total return for the period indicated.
2 Annualized.


                                                             For the Period
                                                             12/20/93
                                              For the Year   (commencement
                                              Ended          of operations)
                                              12/31/94       to 12/31/93
Per share data (for a share outstanding
throughout each period):
Net asset value - Beginning of period         $ 9.95         $10.00
Income from investment
operations:
   Net investment income                        0.26           0.01
   Net realized and unrealized
   gain (loss) on investments                 (0.84)          (0.05)
Total from investment operations              (0.58)          (0.04)
Less distributions to shareholders:
   From net investment income                 (0.26)          (0.01)
   From net realized gain on investments        --              --
Total distributions to shareholders           (0.26)          (0.01)
  Net asset value - End of period             $ 9.11          $ 9.95
Total return1                                 (5.83)%         (0.40)%
Ratios (to average net assets)
/Supplemental Data:
   Expenses*                                   0.85%            0.85%2
   Net investment income*                      6.22%             3.85%2
Portfolio turnover                                1%                0%
Net assets - End of period (000's omitted)    $ 748             $  75





Net investment income                         $ 0.19          $ 0.01
Ratios (to average net
assets):   Expenses                             2.50%           2.50%2
   Net investment income                        4.57%           2.20%2


1 Represents aggregate total return for the period indicated.
2 Annualized.

The Fund

     The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. The Fund offers separate series of units of beneficial interest ("shares"). This Prospectus relates to the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III, each of which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of each Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the "Distributor"). Class B, C, D and E Shares are offered only through financial intermediaries which provide to the Fund and its shareholders varying levels of distribution and shareholder services as described under "Distribution of Fund Shares" below. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863. The Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III are diversified funds.

Risk and Investment Objectives and Policies

Flexible Yield Series I

     The objective of the Flexible Yield Series I is to seek the highest level of total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar weighted average maturity of not more than 5 years. The Flexible Yield Series I will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage-backed securities and Government obligations. Any remaining assets in the Flexible Yield Series I may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the Series' investment objective will be met.

     Exeter Asset Management (the "Advisor") may vary the maturities of the Series' securities depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Flexible Yield Series I will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security, the lower its yield and the lower its price volatility. The Flexible Yield Series I will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P")) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See "Risk and Additional Information about Investment Policies - High Yield Debt Securities."

Flexible Yield Series II

     The primary objective of the Flexible Yield Series II is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities with a dollar-weighted average maturity of not more than 10 years. The Flexible Yield Series II will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage backed securities and Government obligations. Any remaining assets in the Flexible Yield Series II may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the investment objective will be met.

     The Advisor may vary the maturities of the Series' securities depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Flexible Yield Series II will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security, the lower its yield and the lower its price volatility. The Flexible Yield Series II will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's or BBB or higher by S&P) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See "Risk and Additional Information about Investment Policies - High Yield Debt Securities."

Flexible Yield Series III

     The primary objective of the Flexible Yield Series III is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity. The Flexible Yield Series III will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage-backed securities and Government obligations. Any remaining assets in the Series may be held in cash or high quality "money market securities", convertible debt, preferred stock, futures contracts, and related options. There can be no assurance that the investment objective will be met.

     The Advisor may vary the maturities of the Series' securities without restriction, depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Flexible Yield Series III will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security the lower its yield and the lower its price volatility. The Flexible Yield Series III will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's or BBB or higher by S&P) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as junk bonds. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See "Risk and Additional Information about Investment Policies - High Yield Debt Securities."

General
     For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, a Series may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody's, repurchase agreements involving such securities and other shares of investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash.

     For a description of the above ratings, see the Appendix and the Statement of Additional Information.

Risk and Additional Information about Investment Policies

     Set forth below is further information about certain types of securities, in which each Series may invest, as well as information about additional types of investments and certain strategies each Series may pursue. These policies have been voluntarily adopted by the Funds Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of a Series shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

Foreign Securities

     While each Series generally emphasizes investments in U.S. Government securities and companies domiciled in the United States, it may invest up to 25% in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies. Each Series will invest no more than 25% of its assets in securities issued by any one foreign government. Each Series may invest without limit in securities of foreign issuers that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The Series' restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Series.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

Repurchase Agreements

     Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the sellers agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series' custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

Securities Lending

     Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System and will be required to be secured continuously by collateral in liquid securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned will not exceed 30% of the value of the total assets of the Series.

U.S. Government Securities

     Each Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' rights to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., Fannie Mae).

Short Sales

     Each Series may, within limits, engage in short sales "against the box." A short sale is the sale of borrowed securities; a short sale against the box means that a Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

Forward Commitments or Purchases on a When-Issued Basis

     Each Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with a segregated portfolio of liquid assets in an amount at least equal to the purchase price.

Mortgage-Backed Securities

     Each Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities values, which are likely to vary inversely with fluctuations in interest rates.

     Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal
payments from the mortgages underlying the certificate.   When the Advisor is
determining the maturity of pass-through certificates the Advisor will consider the maturity to be equal to the average life rather than the stated maturity. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time.
 Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

High Yield Debt Securities

     High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. Market prices of these securities may fluctuate more than high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Series will also seek to minimize risk by diversifying its holdings.

Zero-Coupon Bonds

     Some of the securities in which the Series invest may include so-called "zero-coupon bonds." Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments

     Certain of the obligations purchased by a Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Hedging Techniques

     Each Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolios, that is, to reduce the overall level of risk that normally would be expected to be associated with their investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. Each Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money."

Futures Contracts

     Each Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.
None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Series will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid securities in a segregated account with its Custodian in the amount prescribed.

     A Series successful use of futures contracts depends on the Advisor's ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a loss to the Series. Certain futures exchanges or boards of trade have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Series' ability to repurchase for sale certain futures contracts on any particular day.

Forward Foreign Currency Exchange Contracts

     A Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

Currency Futures Contracts and Options on Futures Contracts

     A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract means the obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. A Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Series may purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of a Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

Foreign Currency Options

     A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

Risks Associated with Hedging Strategies

     There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and, (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

Principal Investment Restrictions

     Each Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

     Each Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of its total assets and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

     None of the Series may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Series may purchase more than 10% of the outstanding voting securities of any one issuer.

     None of the Series may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities).

     None of the Series will invest more than 10% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

     Each Series may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

     None of the Series may make loans, except that each may invest in debt securities and repurchase agreements and may engage in securities lending.

     Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

Management

     The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Series, including the Fund's agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Series are delegated to the Funds officers and to Exeter Asset Management (the "Advisor") a division of Manning & Napier Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

     The Advisor acts as investment advisor to the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

     As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Fund under its investment advisory agreement, the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of .35% for the Flexible Yield Series I, .45% for the Flexible Yield Series II, and .50% for the Flexible Yield Series III of the Series daily net assets. In addition , the Advisor is separately compensated for acting as transfer agent (the "Transfer Agent") for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and, (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to servicing or with respect to which the Fund may have to indemnify its officers and directors.

     The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third parties who provide shareholder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

Distribution of Fund Shares

     Manning & Napier Investor Services, Inc. (the "Distributor") acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder servicing fees. Class B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services ("Financial Intermediaries").

     The Distributor receives distribution and services fees, at the rates set forth below, for providing distribution and/or shareholder services to the Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements ("Servicing Agreements") with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

     As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares' average daily net assets. As compensation for providing distribution and shareholder services for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares' average daily net assets. As compensation for providing distribution and shareholders service for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares' average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class.
As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

     Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.
 The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. Similarly, the Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

Yield and Total Return

     From time-to-time each Series may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

    The "30-day yield" of a Series is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Series securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Series to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to your own account or the yield reported in a Series' reports to shareholders.

     The respective performance figures for the Classes will differ because of the different distribution and/or shareholders services fees charged to Class B, C, D and E Shares.

Purchases, Exchanges and Redemptions of Shares

     Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

Purchases

     The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic Investment Plan" below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order.

     A purchase offer will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received by the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

     The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

     The Advisor will not accept securities for the Series unless: (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and, (3) prices are available from an independent pricing service approved by the Fund's Board of Directors.

Automatic Investment Plan

     Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account.
Under this plan, the shareholder may elect to have a specified amount invested on a regular schedule. The minimum amount of each automatic investment is $25. The amount specified by the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic
Investment Plan Form.

Exchanges between Series

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in an account with the Fund for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other Exeter Fund, Inc. Series that offers that Class at net asset value. Shareholders may effect up to 4 exchanges in a 12-month period without charge. Subsequent exchanges are subject to a fee of $15. Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days' notice to shareholders subject to applicable law.

Redemptions

     If a shareholder desires to redeem shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as the term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange.
Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation.
Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

     Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New
York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or draft has cleared.

     Subject to the Series' compliance with applicable regulations, each Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.



Other Information about Purchases and Redemptions

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

Share Price

     The share price or "net asset value" per share of each class of each series is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern Standard time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Class of a Series is determined by dividing the total value of its investments and other assets that are allocated to that Class, less any liabilities that are allocated to that Class, by the Class's total outstanding shares. The value of the Series' portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

Dividends and Tax Status

Taxes

     The following summary of federal income tax consequences is based on the current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

     No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Series or its shareholders, and these Series are not managed with respect to tax outcomes for their shareholders. In addition, state and local tax consequences of an investment in the Series may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status

     Under the Internal Revenue Code of 1986, as amended (the "Code"), the Series is treated as a separate entity for federal income tax purposes. The Series intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment company taxable income, and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

Tax Status of Distributions

     Dividends and distributions will be paid in full and fractional shares of the Series, based on the net asset value per share at the close of business on the record date, although a shareholder may, prior to the record date, request, by writing or by telephone call to the Fund, that payments of either ordinary income dividends or capital gain distributions, or both, be made in cash. If a shareholder has chosen to receive dividends and/or capital gain distributions in cash, and the postal service is unable to deliver checks to the shareholders address of record, or the shareholder does not respond to mailing from the Fund concerning outstanding checks, that shareholders account will be updated so that all future distributions will be reinvested in the account. No interest will accrue on amounts represented by uncashed distribution or redemptions checks.

     The Series will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Series' earnings and profits. Net capital gains will be distributed at least annually and will be taxed to shareholders as a 20% rate gain distribution (generally taxed at a rate of 20%) or a 28% rate gain distribution (generally taxed at a rate of 28%), depending upon the designation by the Series (such designation being dependent upon the holding period of the Series in the underlying asset generating the net capital gain), regardless of how long the shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. If no designation is made regarding a capital gain dividend, it will be classified as a 28% rate gain distribution, and, thus, taxed at a rate of 28%. Dividends and distributions of capital gains paid by the Series do not qualify for the dividends received deduction for corporate shareholders. The Series will provide annual reports to shareholders of the federal income tax status of all distributions.

     Dividends declared by the Series in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Series and received by the shareholders on December 31 of the year declared, if paid by the Series at any time during the following January.

     Investment income received directly by the Series on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends from the Series provided certain state-specific conditions are satisfied. The Series will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Series is considered tax exempt in their particular states.
     The Series intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax applicable to regulated investment companies.

     A sale, exchange or redemption of a Series's shares generally is a taxable transaction to the shareholder.


General Information

     The Fund was incorporated on July 26, 1984 as a Maryland corporation.
The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. As of February 2, 1998, Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, New York 14604 owned 28.62% of the Flexible Yield Series II and would be deemed under the 1940 Act to be a controlling person of such Series.

     Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Series Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. As a result of each class' differing Rule 12b-1 distribution and shareholder services plan, shares of different classes of the same Series may have different net asset values per share.

     The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund's shareholders will vote in the aggregate and not by Series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, while general liabilities and expenses of the Fund will be allocated among the Series. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

     All securities and cash are held by the custodian, Boston Safe Deposit and Trust Company. Deloitte & Touche, LLP serves as independent accountants for the Series and will audit their financial statements annually.

     Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend disbursing agent. Shareholder inquiries should be directed to Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604.



                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

         PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                -  Leading market positions in well-established industries.
                -  High rates of return on funds employed.
                - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

      A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                               EXETER FUND, INC.
                                P.O. Box 41118
                          Rochester, New York  14604
                                1-800-466-3863

                              Tax Managed Series


        Exeter Fund, Inc. (the "Fund") is an open-end management investment company consisting of multiple Series, each a separate portfolio having its own investment objective and policies. This Prospectus relates to the Class A, B, C, D and E Shares (each a "Class" and collectively, the "Classes") of the Tax Managed Series (the "Series"), a series of the Fund.

      The Series seeks to achieve its objective by: a) investing primarily in equity securities which by nature generate a lower level of current income; b) minimizing portfolio turnover which limits the amount of realized gains; and
c) reducing distributions of taxable income as permitted by the Internal Revenue Code (the "Code"). The Advisor anticipates this strategy will result in tax efficiencies (i.e., a lower percentage of the return is subject to taxes) that are superior to other mutual funds. The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Series to recognize capital gains which are borne by the Series remaining shareholders.

       The Prospectus is designed to provide you with information you should know before investing in the Series. The Funds other series are offered through separate prospectuses. You should read this Prospectus and keep it for future reference.

       The Series is a continuously offered, diversified mutual fund.

       A Statement of Additional Information date February 27, 1998, for the Series, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              The date of this Prospectus is February 27, 1998.

                                EXETER FUND, INC.


                              Tax Managed Series


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


                                  PROSPECTUS

                              Table of Contents



Annual Operating Expenses                                        2
Financial Highlights                                             8
The Fund                                                         9
Risk and Investment Objectives and Policies                      9
Who Should Invest                                               10
Management of Realization of Events                             11
Management of Dividend Distributions                            11
Management                                                      12
Distribution of Fund Shares                                     12
Risk and Additional Information about Investment Policies       13
Principal Investment Restrictions                               17
Taxes and Distributions                                         18
Total Return                                                    18
Purchases, Exchanges, and Redemptions of Shares                 18
Share Price                                                     20
General Information                                             21
Appendix                                                        22

EXPENSES

Shareholder Transaction Expenses
(as a percentage of offering price)          ALL CLASSES
Maximum Sales Charge Imposed on Purchases       None
Redemption Fees  1                              None
Exchange Fees  2                                None

1 A wire charge, currently $15, will be deducted by the Transfer Agent from the amount of a wire redemption payment made at the request of a shareholder. Such amount is not included in the "Annual Operating Expenses of the Series."

2 A shareholder may effect up to four (4) exchanges in a twelve (12) month period without change. Subsequent exchanges are subject to a fee of $15.

Annual Operating Expenses - Class A Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class A Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.




Annual Operating Expenses of the Class A Shares of the Series 1
(as a percentage of average net assets):
Management Fees (After Reduction of Fees) 2     0.00%

Rule 12b-1 Fees                                 None

Other Expenses (After Expense Reimbursement) 2  1.20%

Total Operating Expenses (After Fee Reductions
and Expense Reimbursements) 2                   1.20%



1 The Tax Managed Series offered Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class A Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class A Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements and (iii) expected total operating expenses absent fee waivers and/or expense reimbursements.



             Class A Shares
Management Fees................ 1.00%
Other Expenses................. 7.08%
Total Operating Expenses....... 8.08%





The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class A Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus.

Example - Class A Shares

You would pay the following expenses on a $1,000 investment in Class A Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                    1 year   3 years   5 years   10 years
Tax Managed Series  $12      $38       $66       $145






The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class B Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class B Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.



Annual Operating Expenses of the Class B Shares of the Series 1
(as a percentage of average net assets):
Management Fees (After Reduction of Fees) 2     0.00%
Rule 12b-1 Fees3                                1.00%
Other Expenses (After Expense Reimbursement) 2  1.20%
Total Operating Expenses (After Fee Reductions
and Expense Reimbursements)  2                  2.20%


1 The Tax Managed Series offered only Class A Shares during the year ended October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class B Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class B Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.



            Class B Shares
Management Fees...............1.00%
Rule 12b-1 Fees...............1.00%
Other Expenses................7.08%
Total Operating Expenses......9.08%



3 Of the Rule 12b-1 fees for the Class B shares, 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class B Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

Example Class B Shares

You would pay the following expenses on a $1,000 investment in Class B Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:







                    1 year   3 years   5 years   10 years
Tax Managed Series  $22      $69       $118      $253




The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class C Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class C Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.



Annual Operating Expenses of the Class C Shares of the Series 1
(as a percentage of average net assets):

Management Fees (After Reduction of Fees) 2     0.00%
Rule 12b-1 Fees 3                               0.75%
Other Expenses (After Expense Reimbursement) 2  1.20%
Total Operating Expenses (After Fee Reductions
and Expense Reimbursements) 2                   1.95%

1     The Tax Managed Series offered only Class A Shares during the year ended
      October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class C Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management
      Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class C
      Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.





               Class C Shares
Management Fees...............1.00%
Rule 12b-1 Fees...............0.75%
Other  Expenses...............7.08%
Total Operating Expenses......8.83%



3 Of the Rule 12b-1 fees for the Class C shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class C Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class C Shares

You would pay the following expenses on a $1,000 investment in Class C Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                    1 year   3 years   5 years   10 years
Tax Managed Series  $20      $61       $105      $227





The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class D Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class D Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.



Annual Operating Expenses of the Class D Shares of the Series 1
(as a percentage of average net assets):
Management Fees (After Reduction of Fees) 2     0.00%
Rule 12b-1 Fees 3                               0.50%
Other Expenses (After Expense Reimbursement) 2  1.20%
Total Operating Expenses (After Fee Reductions
and Expense Reimbursements) 2                   1.70%

1     The Tax Managed Series offered only Class A Shares during the year ended
      October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class D Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, "see Management." The following sets forth, for Class D Shares of such Series, (i) management fees absent fee waivers, (ii) other expenses absent expense reimbursement, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.





Class D Shares
Management Fees.........................1.00%
Rule 12b-1 Fees.........................0.50%
Other Expenses..........................7.08%
Total Operating Expenses................8.58%





3 Of the Rule 12b-1 fees for the Class D shares, up to 0.25% represents shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class D Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class D Shares

You would pay the following expenses on a $1,000 investment in Class D Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:





                    1 year   3 years   5 years   10 years
Tax Managed Series  $ 17     $ 54      $ 92      $201



The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

Annual Operating Expenses - Class E Shares

The following information provides (i) a tabular summary of expenses relating to the annual operating expenses of the Class E Shares of the Series and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment.



Annual Operating Expenses of the Class E Shares of the Series 1
(as a percentage of average net assets):
Management Fees (After Reduction of Fees) 2     0.00%
Rule 12b-1 Fees 3                               0.25%
Other Expenses (After Expense Reimbursement)2   1.20%
Total Operating Expenses (After Fee Reductions
and Reimbursements) 2                           1.45%


1     The Tax Managed Series offered only Class A Shares during the year ended
      October 31, 1997; therefore, actual management fees and other expenses of Class A Shares of the Series are used above.

2 The Advisor has agreed to waive its management fees and/or reimburse expenses of the Series, if necessary, if such fees would cause the total annual operating expenses of the Class E Shares of the Series, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. As a result of these reductions, the Management Fees stated above are lower than contractual fees stated under "Management." The Advisor reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on expenses, see "Management." The following sets forth, for Class E Shares of such Series, (i) management fees absent fee waivers and, (ii) other expenses absent expense reimbursements, (iii) Rule 12b-1 fees and (iv) expected total operating expenses absent fee waivers and/or expense reimbursements.





Class E Shares
Management Fees..................1.00%
Rule 12b-1 Fees..................0.25%
Other Expenses...................7.08%
Total Operating Expenses.........8.33%





3 Of the Rule 12b-1 fees for the Class E Shares, up to 0.25% may represent shareholder service fees.

The purpose of the table above is to assist the investor in understanding the various costs and expenses associated with investing in the Class E Shares of the Series. For a more complete description of the various costs and expenses illustrated above, please refer to the Management section of this Prospectus. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD.

Example  - Class E Shares

You would pay the following expenses on a $1,000 investment in Class E Shares, assuming a) 5.0% annual return and b) redemptions at the end of each time period:




                    1 year   3 years   5 years   10 years
Tax Managed Series  $ 15     $ 46      $ 79      $174



The example above should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown. The Advisor in its discretion may terminate its voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                             FINANCIAL HIGHLIGHTS
The following table provides selected per share data and ratios for the Class A Shares of the Series (for a share outstanding throughout the period for the periods shown). The table is part of the Series' financial statements, which are incorporated by reference into the Fund's Statement of Additional Information. Deloitte & Touche LLP, the Fund's independent accountants audited the Fund's financial highlights for each of the years shown. Additional performance information is contained in the Funds 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-466-3863. Because the Fund's Class B, C, D and E Shares had not been introduced as of October 31, 1997, no financial highlights are presented for the Class B, C, D or E Shares of the Series. These tables should be read in conjunction with the Series' financial statements and notes thereto.



TAX MANAGED SERIES - CLASS A SHARES

                                             For the Year       For the Year
                                             Ended              Ended
                                             10/31/97           10/31/96 1

Per share data (for a share outstanding
throughout the period)
Net asset value - Beginning of period        $11.63             $10.00
Income from investment operations:
   Net investment loss                       (0.01)             (0.02)
   Net realized and unrealized
   gain on investment                         3.58               1.65
Total from investment operations              3.57               1.63
Net asset value - End of period            $ 15.20              $11.63
Total return2                                30.70%              16.30%
Ratios (to average net assets)
/ Supplemental Data:
    Expenses*                                 1.20%               1.20%
    Net investment income (loss)*           (0.09)%              (0.21%)
Portfolio turnover                             103%                 78%
Average commission rate paid               $0.0625              $0.0757
Net assets - End of period (000s omitted)  $ 524                $ 224

* The Advisor did not impose its management and fee paid a portion of the Series' expenses. If these expenses had been incurred by the Series, and had 1996 expenses been limited to that allowed by state securities law, the net investment loss per share and the ratios would have been as follows:


Net investment loss                          ($0.62)            ($0.14)
Ratios (to average net assets):
   Expenses                                   8.08%               2.50%
   Net investment loss                       (6.97)%            (1.51%)


1 The Series commenced operations on November 1, 1995.
2 Represents aggregate total return for the period indicated.

The Fund

      The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This Prospectus relates to the Tax Managed Series of the Fund (the Series'), which is offered through five separate classes of shares, Class A, B, C, D and E Shares, respectively. Class A Shares of the Series are offered to investors who purchase their shares directly from Manning & Napier Investor Services, Inc. (the "Distributor"). Class B, C, D and E Shares are offered only through financial intermediaries which provide to the Fund and its shareholders varying levels of distribution and shareholder services as described under "Distribution of Fund" Shares below. Information regarding the Fund's other series is contained in separate prospectuses that may be obtained from Exeter Fund, Inc., P.O. Box 41118, Rochester, New York 14604 or by calling 1-800-466-3863.

         The Series is an open-end diversified investment company designed for investors seeking long term growth while minimizing the impact of state and federal taxes. The Series utilizes an active management approach towards investment management.

Risk and Investment Objectives and Policies

Investment Objective

     The Series seeks to maximize long term growth while minimizing the impact of taxes on the Series' total return. The Series will attempt to meet its objective by: a) investing primarily in equity securities which by nature generate a lower level of current income than most fixed income securities; b) minimizing portfolio turnover which limits the amount of realized gains; and
c) reducing distributions of taxable income as permitted by the Internal Revenue Code (the "Code"). Exeter Asset Management Division (the "Advisor") anticipates this strategy will result in tax efficiencies (i.e., a lower percentage of the return is subject to taxes) that are superior to other mutual funds. The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Serie's to recognize capital gains which are borne by the Series remaining shareholders.

     There is no assurance that the Series will achieve its stated objective. The Series from time to time will declare dividends to ensure its continued qualification as a regulated investment company. These dividends will result in taxable income to the shareholders. However, the Advisor anticipates dividend distributions made to shareholders will be small compared to the distributions paid by managed or indexed funds investing in similar securities. These dividends will be smaller because of the active approach the Advisor takes to minimizing tax liability when managing the Series. The active approach will consist of the items outlined in the sections "Management of Realization Events" and 'Management of Dividend Distributions."

      The Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to a material change in the Series' objective.

Investment Policies

      The Series will invest primarily in equity securities of companies which the Advisor believes have attractive long term growth potential and attractive valuations. The Advisor's intent is to identify those companies that will make attractive long term investments, and as a result offer the potential for attractive returns while limiting the need for continual portfolio turnover.

          The Series may invest (up to 35% of its assets) in other than equity securities. See "Risk and Additional Information about Investment Policies" for a description of these securities and their associated risks. The Series may invest in securities of issuers outside the United States. The Series may invest a portion of its assets in put and call options on securities, futures contracts and related options thereon and various foreign currency transactions, including forward contracts, futures and options. The Series may also lend its securities or sell securities short "against the box."

         In order to minimize the impact of taxes on investors' returns, the Advisor will seek to reduce the amount of gains realized and dividends that must be distributed. Generally speaking, the Advisor will attempt to keep portfolio turnover low and utilize certain tax strategies available to mutual funds under the Code. See "Management of Realization Events" and "Management of Dividend Distributions." The Series employs an active management strategy which seeks to maximize shareholders after-tax returns through a combination of individual security selection and the use of the unique tax strategies allowed mutual funds under the Code.

        The Series' investment policies are not fundamental policies and may be changed by the Board of Directors without shareholder approval. It is the Board of Directors' policy to notify shareholders prior to any material change.

General

          In pursuit of its investment objective, the Series intends to invest predominantly in equity securities that the Advisor believes offer attractive long term potential. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Series does not intend to invest more than 5% of the value of its total net assets in warrants. Additionally, the Series may invest in a variety of non-equity securities either for defensive purposes or when the Advisor believes that the potential incremental return of such investments outweighs their tax implications.

       The debt securities in which the Series may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Series may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investor Service, Inc.("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as junk bonds. Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Additional Information about Investment Policies - High Yield Debt Securities."

          For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moodys, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

Who Should Invest

Long-term taxable investors seeking to minimize taxable distributions

          The Series is designed for long-term taxable investors who seek to minimize receipt of taxable distributions. The Series may not be suitable for Individual Retirement Accounts (IRAs) or other tax-deferred retirement plans such as Keoghs, 401(k), 403(b), or money purchase plans.

          The Series is designed for investors seeking current low taxable distributions, with the potential for favorable long term appreciation.

       The share price of the Series is expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. No assurance can be given that the Series will achieve its stated objectives or that shareholders will be protected from the risks inherent in the markets in which they invest. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging) rather than investing in one lump sum in order to reduce the risk of investing at a particularly unfavorable time.

         The Series is designed only for long-term investors who expect to own shares of the Series for five years or more. The Series is not intended to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs and may cause the Series to recognize capital gains which are borne by the Series remaining shareholders.

     The Series reserves the right to suspend the offering of its shares.

       Investors should not consider the Series a complete investment program, but should maintain holdings of securities with different risk characteristics-including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Series with other types of common stock investments.

Management of Realization Events

     The Series' portfolio will be actively managed to minimize both the number and amount of realization events.

        Low portfolio turnover - It is anticipated that the long-term average annual portfolio turnover rate for the Series will not exceed 50%. By minimizing portfolio turnover, the Series will attempt to defer the realization of capital gains, thereby reducing or deferring the distribution of capital gains which are taxable to the shareholders. While the Series intends to minimize portfolio turnover, there may be times that the Advisor will sell securities to realize losses or gains depending on the particular circumstances confronting the Series, and the portfolio turnover rate may reach higher levels. Higher portfolio turnover may increase the distributions which the Series is required to make to shareholders, and therefore lead to higher tax liability (see "Taxes and Distributions"). If possible, however, losses may be taken to offset any current or future capital gains in order to reduce the Series' requirement to distribute such capital gains. Higher levels of portfolio turnover will also lead to higher trading costs, which are reflected in the Series operating expenses (see "Financial Highlights" and "Management").

      Specific Identification of Security Shares Sold - Federal income tax law allows the Series to specify which shares of stock the Series will treat as being sold. While most mutual funds use First-in, First-out (FIFO), the Series will individually analyze which shares to sell. The following example will further explain the technique:

During year 1, the Series purchases 100 shares of XYZ Corp on two separate occasions. The first purchase of 100 shares cost $10/share and the second purchase of 100 shares cost $12.50/share. In year 2, the Series decides to sell 100 shares of XYZ Corp at $15/share. If the Series used FIFO, the realized gain would be $500, but since the Series analyzes each sale, the shares with a cost of $12.50/share would have been sold, resulting in a realized gain of only $250. This would have resulted in a deferral of tax of $99 using a marginal tax rate of 39.6%.

      Deferring amount of gain (or accelerating loss) realized on each sale is maximized by the use of the Highest-In, First-Out (HIFO) method of identifying which shares to sell. The expectation is that any capital gain is minimized (or capital loss is maximized) since the difference between the proceeds on the sale of the shares and the cost of those shares is also minimized. However, if the Series has a loss to offset, low-cost securities may be sold for profit and may also then be reacquired in order to "step up" the basis in those securities. There will be times when it will be more advantageous for the Series to identify shares without the highest cost. This may occur, for example, when shares with the highest cost result in the realization of short-term capital gains while shares with a lower cost result in a long-term gain. Since short-term capital gains are generally subject to higher rates of tax, the lower cost may be chosen due to the tax benefits of the lower tax rate.

Management of Dividend Distributions

       The Series will minimize dividend distributions to the extent permitted to maintain regulated investment company status under the Code.

      Equalization Accounting - Under current law, the Series intends, for tax purposes, to treat as a distribution of investment company taxable income or net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholder's portion of the Series' undistributed investment company taxable income and net capital gain. This practice will have the effect of reducing the amount of income and gains that the Series is required to distribute as dividends to shareholders in order for the Series to avoid federal income and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and defer the recognition of taxable income by such shareholders.
  However, since the amount of any undistributed income will be reflected in the value of the Series' shares, the total return on a shareholder's investment will not be reduced as a result of the Series' distribution policy. Under the Code, equalization payments may be used in lieu of dividend distributions of
either  ordinary  taxable  income  or  net  capital  gains.    The Series will
designate equalization payments as being made in lieu of ordinary taxable dividends before net capital gains.

      Deliberate Minimization of Cash Dividends - The Series will minimize the amount it distributes as ordinary income dividends. It may not, therefore, distribute all investment company taxable income or ordinary income. It will, however, distribute dividends sufficient to maintain its status as a regulated investment company. In addition, the Series may retain income for excise tax purposes (and then incur excise tax) if it anticipates such retention will enhance shareholders' after-tax total returns.

Management

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Series are delegated to the Fund's officers and to Exeter Asset Management (the "Advisor") a division of Manning & Napier Advisors, Inc. ("MNA"), 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all investment decisions for the Series.

        The Advisor acts as the investment advisor to the Series. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of MNA. The Advisor also is generally responsible for supervision of the overall business affairs of the Series including supervision of service providers of the Series and the direction of the Advisor's directors, officers or employees who may be elected as officers of the Series to serve as such.

        As of the date of this Prospectus, the Advisor and MNA supervised over $7.5 billion in assets of clients, including both individuals and institutions. For its services to the Series under its investment advisory agreement, the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Series daily net assets. In addition, the Advisor is separately compensated for acting as transfer agent (the "Transfer Agent") for the Series. The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions;
(iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses;
(vi) fees and expenses of the Fund's custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Distribution of Fund Shares

          Manning & Napier Investor Services, Inc. (the Distributor) acts as distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Fund has adopted a distribution agreement with respect to each Class of shares and related plans of distribution with respect to Class B, C, D and E Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Class A Shares are offered to investors who purchase their shares directly from the Distributor and are not subject to distribution or shareholder servicing fees. Class B, C, D and E Shares are offered only by or through investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services ("Financial Intermediaries").

     The Distributor receives distribution and services fees, as the rates set forth below, for providing distribution and/or shareholder services to the
Class B, C, D and E Shares. The Distributor expects to allocate most of its distribution fees and shareholder service fees to Financial Intermediaries that enter into shareholder servicing agreements ("Servicing Agreements") with the Distributor. The different Classes permit the Fund to allocate an appropriate amount of fees to a Financial Intermediary in accordance with the level of services it agrees to provide under its Servicing Agreement.

      As compensation for providing distribution and shareholders services for the Class B Shares, the Distributor receives a distribution fee equal to .75% of the Class B Shares average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares' average daily net assets. As compensation for providing distribution and shareholders service for the Class C Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .75% of the Class C Shares' average daily net assets. As compensation for providing distribution and shareholder services for the Class D Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .50% of the Class D Shares' average daily net assets. The shareholder services component of the foregoing fees for Classes C and D is limited to .25% of the average daily net assets of the respective class. As compensation for providing distribution services for the Class E Shares, the Distributor receives an aggregate distribution and shareholder servicing fee equal to .25% of the average daily net assets of the Class E Shares. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

        Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the unexpended portion of the distribution fees may be retained as profit by the Distributor.
 The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Financial Intermediaries and it is free to make additional payments out of its own assets to promote the
sale  of  Fund  shares.    Similarly, the Advisor may, from its own resources,
defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

Risks and Additional Information about Investment Policies
          Set forth below is further information regarding certain types of securities the Series may invest in, as well as information about additional types of investment strategies the Series may pursue. These policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by action of the Board of Directors without prior approval of the Series' shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

Foreign Securities

      While the Series generally emphasizes investments in companies domiciled in the United States, it may invest up to 25% of its assets in foreign securities of the same types and quality as the domestic securities in which the Series may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Series. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

          The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. The Series' restrictions on investment in foreign securities are not fundamental policies and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change.

     There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

     Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

Repurchase Agreements

     The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be credit-worthy, subject to the sellers agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

     The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Series under the 1940 Act.

U.S. Government Securities

          The Series may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the agency (e.g., Fannie Mae).

Mortgage-Backed Securities

         The Series may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage
Corporation.   Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). The Series may purchase CMOs that are rated in one of the top two rating categories by S&P or Moodys. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities value, which is likely to vary inversely with fluctuations in interest rates.

       Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal
payments  from  the  mortgages  underlying  the  certificate.    Because  the
prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Series reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

High Yield Debt Securities

       High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's
credit-worthiness.   Market prices of these securities may fluctuate more than
high-rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category
may  be in  default.   For these reasons, it is the Series' policy not to rely
primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. The Series will also seek to minimize risk by diversifying its holdings.

Zero-Coupon Bonds

      Some of the securities in which the Series invests may include so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Series may have to sell investments to obtain cash needed to make income distributions. The discount in the absence of financial difficulties of the issuer decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments

      Certain of the obligations purchased by the Series may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Securities Lending

          The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Series.

Short Sales

      The Series may, within limits, engage in short sales "against the box." A short sale is the sale of borrowed securities; a short sale against the box means that the Series owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of the Series may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

Forward Commitments or Purchases on a When-Issued Basis

     The Series may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with its custodian consisting of liquid assets in an amount at least equal to the purchase price.

Hedging Techniques

      The Series has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Series' portfolio, to reduce the overall level of risk that normally would be expected to be associated with its investments. The Series may write covered call options on common stocks; may purchase and sell (on a secured basis) put options; and may engage in closing transactions with respect to put and call options. The Series also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, the Series is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. The Series is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

Options on Securities

     A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. The Series will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. The Series may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is in the money.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

     A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts gives the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

Futures Contracts

          The Series may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The Series may not purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute bona fide hedging under the Commodity Futures Trading Commission (CFTC) rules would exceed 5% of the liquidation value of the Series total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid securities in a segregated account with its custodian in the amount prescribed.

        The Series' successful use of futures contracts depends on the Advisors ability to accurately predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in a
loss  to  the  Series.    Certain  futures  exchanges  or boards of trade have
established  daily  price  limits  based  on  the  amount of the previous days
settlement  price.    These  daily  limits  may restrict the Series ability to
repurchase or sell certain futures contracts on any particular day.

Forward Foreign Currency Exchange Contracts

          The Series' use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Series while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Series to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Series does not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Series' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

Currency Futures Contracts and Options on Futures Contracts

      A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified
date.    The Series will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts gives the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. The Series may not purchase or sell future contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio.

Foreign Currency Options

      A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

Risks Associated with Hedging Strategies

       There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to accurately predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by the Series and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "regulated investment company" under the Code, may restrict trading in forward currency contracts, options, futures contracts and futures options.

Principal Investment Restrictions

          The Series is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the Series' outstanding shares.

          The Series may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Series' total assets, and the Series will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

      The Series may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). The Series may not purchase more than 10% of the outstanding voting securities of any one issuer.

     The Series may not invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government Securities).

      The Series will not invest more than 10% of its net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

        The Series may invest its assets in securities of any other investment company (closed-end and open-end) (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act.

       The Series may not make loans, but it may invest in debt securities and repurchase agreements and may engage in securities lending.

         Additional information about the Series' investment restrictions is contained in the Statement of Additional Information.

Taxes and Distributions

      The Series has elected to be treated, and intends to continue to qualify each year as a regulated investment company under the Code. Accordingly, the Series intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute an amount of its net investment income to ensure constant qualification.

      While the Series seeks to minimize taxable distributions, the Series may earn taxable income and gains that will be distributed to shareholders. These distributions will be taxable to the shareholders. Distributions, if necessary, will be made on an annual basis. Additional distributions will be made only if necessary to comply with distribution requirements of the Code.

        The Series' distributions may be reinvested in additional shares of the Series or may be taken in cash. If you elect to receive distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the amount of capital at work for you in the Series. If you invest shortly before the Series declares a dividend, a portion of your investment will be returned to you as a taxable distribution (commonly referred to as "buying into a dividend"). This distribution will be taxable regardless of whether you elected to reinvest your distribution in additional shares or take the distribution in cash. If you would like to avoid buying into a dividend, you may contact the Fund to find out when the Series plans to declare a dividend and invest after that date.

       Your redemptions, including exchanges to other Manning & Napier Series, are subject to capital gains tax. A capital gain or loss is the difference between the proceeds from the sale of the shares and the amount you paid for such shares.

      Each January, the Series will send to non-corporate taxable shareholders Form 1099-DIV to assist the shareholder in reporting their previous years distribution(s) on their federal and state income tax returns. The Series will also send to shareholders who redeemed shares a copy of Form 1099-B showing the total proceeds received by the shareholder. The shareholder will be responsible for calculating the gain or loss as a result of the redemption.

Total Return

          From time-to-time the Series may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Series refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Series (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The respective performance figures for the Classes will differ because of the different distribution and/or shareholder services fees charged to Class B, C, D and E Shares.

Purchases, Exchanges, and Redemptions of Shares

      Purchases and redemptions of shares of the Series may be made on any day the New York Stock Exchange is open for trading.

Purchases

      The minimum initial investment in each class of the Series is $2,000 and subsequent purchases must be at least $100. The minimum initial investment is waived for participants in the Automatic Investment Plan (see "Automatic
Investment Plan" below) and for shareholders who purchase shares through Financial Intermediaries that provide sub-accounting services to the Fund. The Distributor reserves the right to waive these minimum initial or subsequent investment requirements in its sole discretion. The Distributor has the right to refuse any order.

          A purchase order will be effective as of the day received by the Distributor, Transfer Agent, or its agents, if the order is received before the time that the Fund calculates net asset values (normally, 4:00 p.m. Eastern time) by the Distributor, Transfer Agent, or its agents. Payment may be made by check or readily available funds. The purchase price of shares of each Class of the Series is the net asset value next determined after a purchase order is effective.

       The shares of the Series may be purchased in exchange for securities to be included in the Series, subject to the Advisor's determination that these securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer.

         The Advisor will not accept securities for the Series unless (1) such securities are appropriate in the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and (3) prices are available from an independent pricing service approved by the Fund's Board of Directors.

Automatic Investment Plan

          Shareholders may purchase shares regularly through the Automatic Investment Plan with a pre-authorized draft drawn on a checking account. Under this plan, the shareholder may elect to have a specified amount invested
on  a  regular  schedule.   The minimum amount of each automatic investment is
$25.    The  amount  specified  by  the shareholder will be withdrawn from the shareholder's bank account using the pre-authorized draft. This amount will be invested at the applicable share price determined on the date the amount is available for investment. Participation in the Automatic Investment Plan may be discontinued either by the Fund or the Shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investment Plan may do so by completing the applicable section of the Account Application Form or contacting the Fund for an Automatic Investment Plan Form.

Exchanges between Series

     As permitted pursuant to any rule, regulation or order promulgated by the Securities and Exchange Commission, some or all of the shares of a Class in an account for which payment has been received by the Fund may be exchanged for shares of the same Class of any of the other Exeter Fund, Inc. Series that offers that Class at the net asset value next determined after an exchange order is effective. Shareholders may effect up to 4 exchanges in a 12-month
period  without  charge.    Subsequent exchanges are subject to a fee of $15.
Exchanges will be made after instructions in writing or by telephone are received by the Transfer Agent in proper form (i.e., if in writing - signed by the record owner(s) exactly as the shares are registered; if by telephone - proper account identification is given by the shareholder) and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. A shareholder must have received, and should read carefully, the prospectus of the other Series and consider the differences in objectives and policies before making any exchange. The exchange privilege may not be available in all states. For federal and state income tax purposes, an exchange is treated as a sale of the shares exchanged, and therefore an exchange could result in a gain or loss to the shareholder making the exchange. The Series may modify or terminate this exchange offer upon 60 days notice to shareholders subject to applicable law.

Redemptions

       If a shareholder desires to redeem his shares at their net asset value, the shareholder must send a written request for redemption in "good order" to the Transfer Agent. "Good order" generally means that the written request for redemption must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an "eligible guarantor institution" as that term is defined under Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. Currently, such procedures generally permit guarantees by a commercial bank or trust company, a member bank of the Federal Reserve System, or a member firm of a national securities exchange. Redemption requirements for corporations, other organizations, trusts, fiduciaries, and retirement plans may require additional documentation. Please contact the Transfer Agent at 1-800-466-3863 for more information. The Transfer Agent may make certain de minimis exceptions to the above requirements for redemption.

       Within three days after receipt of a redemption request by the Transfer Agent in "good order", the Series will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. For shares purchased, or received in exchange for shares purchased, by check (including certified checks or cashier's checks), or through the Automatic Investment Plan, payment of redemption proceeds may be delayed up to 15 days from the purchase date in an effort to assure that such check or draft has cleared.

      Subject to the Series' compliance with applicable regulations, the Series has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Series
portfolio.   The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, he could incur brokerage or transaction charges when converting the securities
to  cash.    The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.



Other Information about Purchases and Redemptions

     The Fund has authorized several brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, and orders placed with an authorized broker will be processed at the share price of the appropriate Series next computed after they are accepted by the authorized broker or its designee.

     Due to the relatively high cost of maintaining small accounts, the Series reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $1,000 because of redemptions (but not due to changes in net asset value). Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

Share Price

          Each Class of the Series' share price or "net asset value" per share is determined as of the closing time of the New York Stock Exchange or, in the absence of a closing time, 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for trading. The exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open when the following holidays are observed:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The net asset value per share of each Class of the Series is determined by dividing the total value of its investments and other assets that are allocated to that Class, less any liabilities that are allocated to that
Class, by the  Class  total  outstanding  shares.    The value of the Series'
portfolio securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Portfolio. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and ask prices. Unlisted securities for which market quotations are not readily available are valued at the latest quoted bid price.
Temporary cash investments are valued at amortized cost which approximates market value. Equity securities for which no current quotations are readily available are valued at fair market value as determined in good faith by or at the discretion of the Board of Directors. Equity securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         When approved by the Board of Directors, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such
securities.    (In  estimating a security's price, a pricing service takes into account institutional-size trading in similar groups of securities and any developments related to specific securities.) The methods used by the pricing service and the valuations so established are reviewed by the officers of the
Fund  under  policies  determined  by  the  Directors.   There are a number of
pricing services available and the Directors, as part of an on-going evaluation of these services, may authorize the use of other pricing services or discontinue the use of any service in whole or in part.

General Information

        The Fund was incorporated on July 26, 1984 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of shares, each of which would have separate assets and liabilities. As of February 2, 1998 Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, New York 14604 owned 28.95% of the Tax Managed Series and would be deemed under the 1940 Act to be a controlling person of such Series.

     Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, (ii) each class has exclusive voting rights with respect to those provisions of the Series' Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. As a result of each class' differing Rule 12b-1 distribution and shareholder services plan, shares of different classes of the Series may have different net asset values per share.

          The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund's shareholders will vote in the aggregate and not by Series or Class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

        All securities and cash are held by the custodian, Boston Safe Deposit and Trust Company. Deloitte & Touche, LLP serves as independent accountants for the Series and will audit its financial statements annually.

    Manning & Napier Advisors, Inc. serves as the Fund's transfer and dividend
disbursing  agent.    Shareholder inquiries should be directed to Exeter Fund,
Inc., P.O. Box 41118, Rochester, New York 14604.

                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

        AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

        A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

                                   APPENDIX

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

         PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 -  Leading market positions in well-established industries.
                 -  High rates of return on funds employed.
                 - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                 - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                 - Well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

        A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2 - Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

        A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B - Issues rated B are regarded as having significant speculative characteristics for timely payment.

        C - This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

       D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              Exeter Fund, Inc.

         Statement of Additional Information dated February 27, 1998



This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with each Series' Prospectus for the Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Tax Managed Series, Defensive Series and the Maximum Horizon Series, copies of which may be obtained from Exeter Asset Management, 1100 Chase Square, Rochester, NY 14604.




                              TABLE OF CONTENTS




                                                        Page
Investment Objectives, Policies and
Restrictions of the Fund                                B-2
Risk and Investment Policies                            B-2
Investment Restrictions                                 B-17
Portfolio Turnover                                      B-19
The Fund                                                B-19
Management                                              B-19
The Advisor                                             B-26
Distribution of Fund Shares                             B-27
Custodian and Independent Accountant                    B-28
Portfolio Transactions and Brokerage                    B-29
Net Asset Value                                         B-30
Redemption of Shares                                    B-31
Federal Tax Treatment of Dividends and Distributions    B-31
Financial Statements                                    B-34


Investment Objectives, Policies and Restrictions of the Fund

      Each Series' portfolio and strategies with respect to the composition of their respective portfolios are described in the prospectus. If there is a change in a Series' investment objective, shareholders will be notified thirty
(30) days prior to any such change and will be advised to consider whether the fund remains an appropriate investment in light of their then current financial position and needs. Convertible bonds purchased by the Series may have a call feature. Warrants purchased by the Fund may or may not be listed on a national securities exchange. The Fund has no current intention to engage in "short sales against the box". All of the Series' policies regarding options discussed below are fundamental.

Risk and Investment Policies

Writing Covered Call and Secured Put Options

      As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Series may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

      As described in the Prospectus, when a Series writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Series will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Series may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Series will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

          A Series will write only covered call options which are traded on national securities exchanges. Currently, call options on stocks may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation ("OCC"), which also serves as the clearing house for transactions with respect to standardized or listed options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

          A Series may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short-term obligations in a segregated account with its custodian, and marked-to-market daily. A Series will not sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

      Options written by a Series will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Series generally will not write so-called "deep-in-the-money" options.

      The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

     If a call option on a security expires unexercised, a Series will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

         Call options may also be purchased by a Series, but only to terminate (entirely or in part) a Series' obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. A Series may enter into a closing purchase transaction, for example, to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Series may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Series has received a notice that the option is to be exercised.

        The cost to a Series of such a closing transaction may be greater than the net premium received by a Series upon writing the original call option. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Series from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

          A Series may also write secured put options and enter into closing purchase transactions with respect to such options. A Series may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. The Fund will establish a separate account with the Fund's custodian consisting of liquid assets equal to the amount of the Series assets that could be required to consummate the put options. For purposes of determining the adequacy of the securities in the account, the deposited assets will be valued at fair market value. If the value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Series.

         A put option is secured if a Series maintains in a segregated account with its Custodian liquid assets in an amount not less than the exercise price of the option at all times during the option period. A Series may write secured put options when the Advisor wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the income earned on the amount held in liquid assets plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and income earned on the amount held in liquid assets.

      A Series may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual securities. Purchasing a put option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

     Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Series protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

      A Series will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Series may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Series, will be reduced by the amount of premium paid for the put option. At the same time, a Series will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Series may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Series, at the exercise price. In this case a Series would have a higher return on the security than would have been possible if a put option had not been purchased.

Certain Risk and Other Factors Respecting Options

        As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Series will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Series may not be able to close an option position, which will prevent that Series from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in liquid assets securities as security for the put option for other investment purposes until the exercise or expiration of the option.

          Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

          Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Series and certain other accounts managed by the Fund's investment advisor, Exeter Asset Management Division (the Advisor), may constitute such a group. If so, the options positions of the Series may be aggregated with those of other clients of the Advisor.

       If Series writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Series would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 10% net asset limitation on illiquid securities stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        The Series will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Series may execute. The Fund's program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Series.

Stock Index Futures Contracts and Options on Stock Index Futures Contracts

          Each Series, except for the Flexible Yield Series I, Flexible Yield Series II and Flexible Yield Series III of the Fund, may enter into Stock Index Futures Contracts to provide: (1) a hedge for a portion of the Series' portfolio; (2) a cash management tool; (3) as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Series may also use Stock Index Futures as a substitute for comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge the Series' portfolio, the Series may be able to do so more efficiently and at a lower cost through the use of Stock Index Futures Contracts.

        A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
  No physical delivery of the underlying stocks in the index is made. The Series intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

       The Series will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to the covering of obligations under future contracts and will set aside liquid assets in a segregated account with its custodian in the amount prescribed.

        Unlike the purchase or sale of an equity security, no price is paid or received by the Series upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Series would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin." This amount is required by the rules of the exchanges and is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures margin does not involve the borrowing of funds by the Series to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied.

       Subsequent payments, called "variation margin", to and from the futures broker, are made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market". For example, when the Series has purchased a Stock Index Futures Contract and the price of the underlying stock index has risen, that futures position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Series would be required to make a variation payment to the broker.

     The loss from investing in futures transactions is potentially unlimited. To limit such risk, the Series will not enter into Stock Index Futures
Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Series may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge the Series' portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Series' portfolio securities.

          Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of identical securities with the same delivery date. If the offsetting purchase price is less than the original sale price, the Series realize a gain; if it is more, the Series realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Series realize a gain; if it is less, the Series realize a loss. The Series must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Series are not able to enter into an offsetting transaction, the Series will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

      The Series may elect to close out some or all of their futures positions at any time prior to expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Series may close their positions by taking opposite positions which would operate to terminate the Series' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Series, and the Series would realize a loss or a gain.

       Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Series intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Series would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.

     There are several risks in connection with the use by the Series of Stock Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Series' portfolio securities sought to be hedged.

     Successful use of Stock Index Futures Contracts by the Series for hedging purposes is also subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Series have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Series' portfolio might decline. If this were to occur, the Series would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Series' portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Series were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Series would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have
offsetting  losses  in  their  Futures  positions.    In  addition,  in  such
situations, if the Series had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). Moreover, the Series might have to sell securities at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures give the purchaser the right, in return for a premium paid, to assume a position in a Futures Contract (a long position if a call option and a short position if a put option), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

          The Series may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading in certain options;
(ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

Futures on Securities

          A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. Futures contracts, by law are not permitted on individual corporate securities and municipal securities but instead are traded on exempt securities, such as government securities and broad-based indexes of securities.

  Accordingly, these futures contracts will primarily consist of futures based on government securities (i.e., Treasury Bonds). By purchasing futures on securities, the Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. However, the loss from investing in futures transactions is potentially unlimited. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Foreign Currency Transactions

     In order to protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Series of the Fund is authorized to enter into forward foreign currency exchange contracts. In addition, each Series, is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of currency exchange rates.

Forward Foreign Currency Exchange Contracts

          Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the
time  of  the  contract.    Forward  currency  contracts  do  not  eliminate
fluctuations in the values of portfolio securities but rather allow a Series to establish a rate of exchange for a future point in time. A Series may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

          First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Series may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as "transaction hedging".

       Second, when the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Series may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This hedging technique is known as "position hedging". With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Series will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A separate account of each Series consisting of cash or high-grade liquid securities equal to the amount of that Series' assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Series' custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Series.

Currency Futures Contracts and Options on Futures Contracts

          Each  Series,  is  authorized  to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract (i.e., short) means the acquisition of a contractual obligation to deliver the foreign currencies called (i.e., long) for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of portfolio securities held by the Series or adversely affect the prices of securities which the Series intend to purchase at a later date. The loss from investing in futures transactions is potentially unlimited. To minimize this risk, such instruments will be used only in connection with permitted transaction or position hedging and not for speculative purposes. The Series will not enter in a currency futures contract or option thereon, if as a result thereof, the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules will not exceed 5% of the liquidation value of the Series' total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Series' portfolio. The
Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

      Although the Series intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, due to the risk of an imperfect correlation between securities in the Series' portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective. For example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of such hedge.

     Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained for such contract. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, a Series realizes a gain; if it is more, a Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Series realizes a gain; if it is less, a Series realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Series will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Series is not able to enter into an offsetting transaction, a Series will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that a liquid market will develop for any particular futures contracts. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading; (ii) restrictions that may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions that may be imposed with respect to futures contracts or the underlying security or asset; (iv) unusual or unforeseen circumstances that may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate to handle unusual trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of certain futures, in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if a call option and a short position if a put option) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if a call option and a long position if a put option). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by the Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of liquid assets in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Series is covered when, among other things, liquid assets are placed in a segregated account to fulfill the obligations undertaken.

Foreign Currency Options

       Each Series is authorized to purchase and write put and call options on foreign currencies. A call option is a contract whereby the purchaser, in return for a premium, has the right, but not the obligation, to buy the currency underlying the option at a specified price during the exercise period. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the exercise period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The Series will use currency options only to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase, and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all the factors which influence foreign exchange rates and investments generally.
Obligations of Supranational Agencies

      Currently, the Flexible Yield Series I, Flexible Yield Series II and the Flexible Yield Series III may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank,
European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. Government Securities

       Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      A Series will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

Mortgage-Backed Securities

     Each Series may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), Fannie Mae, and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments
representing  prepayments  on  the  underlying  mortgages.    Although  these
securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

          Each Series may also invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer's general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

          REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Convertible Securities

      Convertible Securities in which the Series' investments may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible
securities  of  similar  quality.    Like  bonds,  the  value  of  convertible
securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

Warrants

       Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which it entitles the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

Investment in Restricted Securities

      Each Series may invest in "restricted securities" subject to the 10% net asset limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act").
  Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

Investment Restrictions

     Each Series has adopted certain restrictions set forth below (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of the Fund's outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

A Series may not:

          1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions);

      2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of a Series' net assets (taken at a current value) are held as collateral for such sales at any one time;

          3. Issue senior securities or pledge its assets, except that each Series may invest in futures contracts and related options;

          4. Buy or sell commodities or commodity contracts (the Tax Managed Series also expressly provides that forward foreign currency contracts are not considered commodities or commodity contracts for purposes of this restriction) or real estate or interest in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. The Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, Defensive Series, and the Maximum Horizon Series may not buy or sell commodities or commodity contracts, provided that the Series may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.
     5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

          6. Make investments for the purpose of exercising control or management;

         7. Participate on a joint or joint and several basis in any trading account in securities;

          8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Series is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Series owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Series. A Series' purchase of such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. All Series, except the Tax Managed Series, will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

          9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

         10. Purchase foreign securities if as a result of the purchase of such securities more than 25% of a Series' assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

          11. The Fund's investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporations; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

      12. The Fund will not purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

          13. The Fund will not purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Series assets would be invested in securities of such companies.

          14. Invest more than 5% of the value of its total net assets in warrants (except for the Flexible Yield Series I, Flexible Yield Series II, and the Flexible Yield Series III). Included within that amount, but not to exceed 2% of the value of the Series' net assets, may be warrants which are not listed on the New York or American Stock Exchange.

Portfolio Turnover

     An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Each Series expects that its long-term turnover rate will be less than 100%, except for the Tax Managed Series which expects its average annual turnover rate will be no more than 50%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.

The Fund

Prior to February 1998, the Fund was named Manning & Napier Fund, Inc.

Management

The Directors and officers of the Fund are:




Name and address             Position    Principal occupations
                             with Fund   During past five years

B. Reuben Auspitz*           Vice        Executive Vice President, Manning
1100 Chase Square            President & & Napier Advisors, Inc. since 1983;
Rochester, NY 14604          Director    President and Director, Manning &
                                         Napier Investor Services, Inc. since
                                         1990; Director, President and
                                         Treasurer, Manning & Napier Advisory
                                         Advantage Corporation since 1990;
                                         Director, Manning & Napier Leveraged
                                         Investment Co. since 1994; Director
                                         and Chairman, Exeter Trust, Co. since
                                         1994; Member, Qualified Plan Services,
                                         L.L.C. since 1995; Member, Manning &
                                         Napier Associates, L.L.C. since 1995;
                                         Member, Manning & Napier Capital Co.,
                                         L.L.C. since 1995; President and
                                         Director, Manning & Napier Insurance
                                         Fund, Inc. since 1995

Martin Birmingham            Director    Trustee, The Freedom Forum, since 1980;
21 Brookwood Road                        Director, Emeritus, ACC Corporation
Pittsford, NY 14534                      since 1994; Director, Manning & Napier
                                         Insurance Fund, Inc. since 1995

Harris H. Rusitzky           Director    Formerly Director and Corporate
One Grove Street                         Executive, Serv-Rite Corporation from
Pittsford, NY 14534                      1965-1994; President, Blimpie of
                                         Central New York and The Greening Group
                                         since 1994; Director, Manning & Napier
                                         Insurance Fund, Inc. since 1995

Peter L. Faber               Director    Former Partner, Kaye, Scholer, Fierman,
50 Rockefeller Plaza                     Hays & Handler from 1984-1995; Partner
New York, New York 10020-1605            McDermott, Will & Emery since 1995;
                                         Director, Manning & Napier Insurance
                                         Fund, Inc. since 1995

Stephen B. Ashley            Director    Chairman and Chief Executive Officer,
600 Powers Building                      The Ashley Group since 1975;
16 West Main Street                      Director, Genesee Corp. since
Rochester, New York 14614                1987; Director, Hahn Automotive since
                                         1994; Director, Fannie Mae since 1995;
                                         Director, Manning & Napier Insurance
                                         Fund, Inc. since 1996


William Manning              President   President, Director and co-founder,
1100 Chase Square                        Manning & Napier Advisors, Inc. since
Rochester, NY 14604                      1970; President, Director,
                                         Founder & CEO, Manning Ventures, Inc.
                                         since 1992; President, Director,
                                         Founder & CEO, KSDS, Inc. since 1992;
                                         President, Kent Display Systems, Inc.
                                         since 1992; President, Director,
                                         Founder & CEO, Synmatix Corporation
                                         since 1993, President, Director,
                                         Founder & CEO, Manning Leasing, Inc.
                                         (dba Williams International Air, Inc.)
                                         since 1994; President/Treasurer,
                                         Manning & Napier Leveraged Investing
                                         Company, Inc. since 1994; Member,
                                         Manning & Napier Capital Co., L.L.C.
                                         since 1994; Member, Qualified Plan
                                         Services, L.L.C. since 1995; Director,
                                         CEO, President and Founder, Burgandy
                                         Car Service, Inc. 1996 to 1997;
                                         Director, CEO, President and Founder,
                                         BCS Leasing, Inc. since 1996

Beth Hendershot Galusha, CPA Chief       Chief Financial Officer, Manning &
1100 Chase Square            Financial & Napier Advisors, Inc. since 1987;
Rochester, NY 14604          Accounting  Treasurer, Manning & Napier Investor
                             Officer,    Services, Inc. since 1990; Director,
                             Treasurer   Manning & Napier Advisory Advantage
                                         Corporation since 1993; Member, Manning
                                         & Napier Capital Co., L.L.C. since
                                         1995; Treasurer, Exeter Trust Company
                                         since 1995; Chief Financial &
                                         Accounting Officer, Treasurer, Manning
                                         & Napier Insurance Fund, Inc. since
                                         1997

Jodi L. Hedberg              Corporate   Compliance Administrator, Manning &
1100 Chase Square            Secretary   Napier Advisors, Inc. from 1991-1994;
Rochester, NY 14604                      Senior Compliance Administrator,
                                         Manning & Napier Advisors, Inc. from
                                         1994-1995; Compliance Manager, Manning
                                         & Napier Advisors, Inc. since 1995;
                                         Corporate Secretary, Manning & Napier
                                         Insurance Fund, Inc. since 1997.


* Interested Director, within the meaning of the Investment Company Act of 1940 (the "1940 Act").

        The only Committee of the Fund is an Audit Committee whose members are
B. Reuben Auspitz, Harris H. Rusitzky and Stephen B. Ashley.

        Directors affiliated with the Advisor do not receive fees from the Fund. Each Director who is not affiliated with the Advisor shall receive an annual fee of $2,500. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $375 per Board Meeting attended for each active Series of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held




Compensation Table for Fiscal Year Ended December 31, 1997


Name                Position   Aggregate    Pension Est. Annual Total
                    from       Compensation         Benefits    Compensation
                    Registrant                      upon        from
                                                    Retirement  Registrant
B. Reuben Auspitz*  Director   $ -0-        N/A     N/A         $  -0-

Martin Birmingham   Director   $ 29,500     N/A     N/A         $ 29,500

Harris H. Rusitzky  Director   $ 29,875     N/A     N/A         $ 29,875

Peter L. Faber      Director   $ 29,500     N/A     N/A         $ 29,500

Stephen B. Ashley   Director   $ 29,875     N/A     N/A         $ 29,875


                      Blended Asset Series I


American Express Trustee for            15.44%
Morton Mease Health Care Trust
1200 Northstar West
Minneapolis, MN 55440-0534

National Financial Services Corp.       14.44%
FBO Customers
200 Liberty Street
New York, NY 10281-1003

Exeter Trust Co.                        13.50%
FBO Welch Foods, Inc.
P.O. Box 41178
Rochester, New York 14604

                           Blended Asset Series II

National Financial Services Corp.       17.64%
FBO Customers
200 Liberty StreetYork, NY 10281-1003

                           Flexible Yield Series I


Manning & Napier Advisors, Inc.         20.87%
1100 Chase Square
Rochester, NY 14604

J. Timothy French IRA Rollover          16.83%
231 Arlington Ct.
Shelbyville, KY 40065

John G. Napier                          13.08%
33 Beard Avenue
Buffalo, NY 14214

William J. Leonard                      8.52%
29767 Devonshire Oval
West Lake, OH 44145

John T. & Kim B. Dash                   6.87%
JTWROS
8600 Stanley Road
E. Amherst, NY 14051

Penfield Fire Company                   6.59%
1838 Penfield Road
Penfield, NY 14526

Elaine P. Tecler IRA Rollover           5.21%
132 Clintwood Ct.
Rochester, NY 14620

Richard Allocco                         5.05%
100 Douglas Road
Rochester, NY 14610





                                Flexible Yield Series II


Manning & Napier Advisors, Inc.          28.62%
1100 Chase Square
Rochester, NY 14604

Charles E. Lucas IRA Rollover            18.14%
9 Southland Avenue
Lakewood, NY 14750

Geraldine A. Moner IRA                   13.05%
8589 Scenic View Drive
Broadview Heights, OH 44147

Penfield Fire Company                     8.02%
1838 Penfield Road
Penfield, NY 14526

Jerry J. Vasicek IRA Rollover             7.96%
65 Coventry Road
Endicott, NY 13760

June Dahlin & Richard Dahlin JTWROS       6.05%
1425 2nd Avenue
Chula Vista, CA 91911

Kent H. Hudson IRA Rollover               5.29%
508 Jackson Avenue Ext.
Warren, PA 16365


                               Flexible Yield Series III

Linda E. Fresina NON-GST Trust           13.63%
10601 Hulser Road
Utica, NY 13502

Snyder Tank Corporation                   9.95%
Savings & Security Plan
3774 Lakeshore Road
Buffalo, NY 14219

Manning & Napier Advisors, Inc.           8.96%
1100 Chase Square
Rochester, NY 14604

Exeter Trust Co.                          8.42%
FBO Perry's Ice Cream Co., Inc.
Deferred Salary P/S - Bond
P.O. Box 41178
Rochester, NY 14604

Scouts of America                         8.41%
Troop 31
909 Fairport Road
E. Rochester, NY 14445

Walter D. and Bethel H. Kogut  JTWROS     5.11%
8066 Irish Mist Lane
Manlius, NY 13104


                                   Tax Managed Series

Manning & Napier Advisors, Inc.           28.95%
1100 Chase Square
Rochester, NY 14604

WBLK Broadcasting Corporation             21.54%
5571 Stricker Road
Clarence, NY 14031

William L.Owens NON-GST Trust             14.48%
176 Hampton Road
Frankfort, NY 13340



                                    Defensive Series

National Financial Services Corp.         40.27%
FBO Customers
200 Liberty Street
New York, NY 10281-1003

Manning & Napier Advisors, Inc.           15.84%
1100 Chase Square
Rochester, NY 14604

Exeter Trust Co.                          11.29%
FBO Conklin Instrument Corp.
Profit Sharing Trust - DG
P.O. Box 41178
Rochester, NY 14604

Local Union No. 56 Electrical              8.02%
Educational Trust Fund
185 Pennbriar Drive
Erie, PA 16509



                            Maximum Horizon Series

National Financial Service Corp.          63.53%
FBO Customers
200 Liberty Street
New York, NY 10281-1003


The Advisor

        Exeter Asset Management(the "Advisor") a division of Manning & Napier Advisors, Inc. ("MNA") acts as the Fund's investment advisor. The Fund pays the Advisor for the services performed a fee at the annual rate of: 1% of the Fund's daily net assets for the Maximum Horizon Series, Tax Managed Series, Blended Asset Series I, and Blended Asset Series II; .80% for the Defensive Series; .35% for the Flexible Yield Series I; .45% for the Flexible Yield Series II; and .50% for the Flexible Yield Series III.

For periods ended October 31, (unless otherwise indicated), the aggregate total of fees paid by the Series to the Advisor were as follows:





Series                         1995(1)                       1996
                           Fees Paid    Fees Waived   Fees Paid    Fees Waived
Blended Asset Series I     $  46,543    $ 23,407      $108,485 (2) $ 13,439(2)
Blended Asset Series II    $ 114,026    $ 17,669      $222,302 (2) $  3,528 (2)
Flexible Yield Series I    N/A          $  1,221      N/A          $  1,057 (2)
Flexible Yield Series II   N/A          $  2,106      N/A          $  1,688 (2)
Flexible Yield Series III  N/A          $  4,767      N/A          $  4,454 (2)
Tax Managed                N/A          N/A           N/A          $  1,867 (3)
Defensive                  N/A          N/A           N/A          $  3,940 (3)
Maximum Horizon            N/A          N/A           N/A          $  4,377 (3)







Series                            1997
                          Fees Paid   Fees Waived
Blended Asset Series I     $ 192,773  $  8,448
Blended Asset Series II    $ 422,101  N/A
Flexible Yield Series I    N/A        $  2,189
Flexible Yield Series II   N/A        $  2,897
Flexible Yield Series III  N/A        $  6,249
Tax Managed                N/A        $  3,368
Defensive                  N/A        $ 11,283
Maximum Horizon            $ 36,471   $ 19,683







(1) For the year ended December 31, 1995.
(2) For the period January 1, 1996 to October 31, 1996.
(3) For the period November 1, 1995 (Commencement of Operations) to October 31, 1996.


      The Investment Advisory Agreement (the "Agreement") between the Fund and the Advisor provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i)brokerage commissions; (ii) interest;
(iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the adviser made the decision or took the action which resulted in such claim the adviser acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisers in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor's fee and are subject to readjustment during the year.

      The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation.

       On April 30, 1993, the Advisor became the Fund's Transfer Agent. For servicing the Blended Asset Series I , Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, in this capacity, for the fiscal year ended December 31, 1995, the Advisor received $14,322 from the Fund. For servicing the Tax Managed Series, Defensive Series, Maximum Horizon Series, Blended Asset Series I, Blended Asset Series II, Flexible Yield Series I, Flexible Yield Series II, and the Flexible Yield Series III, in this capacity, for the fiscal years ended October 31, 1996 and October 31, 1997, the Advisor received $8,990 and $17,331 from the Fund.

Distribution of Fund Shares

            Manning & Napier Investor Services, Inc. (the "Distributor") acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement dated September 25, 1997 (the "Distribution Agreement")which applies to each Class of shares.

          The Distribution Agreement will remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement ("Qualified Directors") or by a majority of the outstanding shares of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor will not receive compensation for distribution of Class A shares of the
Portfolio.    The  Fund  has adopted Plans of Distribution with respect to the
Class B, C, D and E Shares (the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Advisor may impose separate requirements in connection with employee purchases of the Class A Shares of the Series.

The Plans

           The Fund has adopted each Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of each Plan must be approved annually by a majority of the Directors of the Fund and by a majority of the Qualified Directors. Each Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. A Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the respective class of the Fund. All material amendments of a Plan will require approval by a majority of the Directors of the Fund and of the Qualified Directors.

            The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative and/or shareholder services ("Financial Intermediaries"). The Financial Intermediaries may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

           Class B, C, D and E shares were not offered prior to the end of the Series respective fiscal year ends and therefore the Distributor received no compensation from the Series for such periods.

Custodian and Independent Accountant

      The custodian for the Fund is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110 are the independent accountants for the Series.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

       The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.


For years ended October 31, (unless otherwise indicated), the aggregate total brokerage commissions paid by the Series were as follows:






Series                      1995(1)       1996      1997

Blended Asset Series I     $ 8,775   $13,656(2)  $14,935
Blended Asset Series II    $23,410   $36,256(2)  $48,030
Flexible Yield Series I    $     0   $       0   $     0
Flexible Yield Series II   $     0   $       0   $     0
Flexible Yield Series III  $     0   $       0   $     0
Tax Managed                N/A       $   837(3)  $   883
Defensive                  N/A       $   335(3)  $   570
 Maximum Horizon           N/A       $ 2,753(3)  $20,570






(1) For the year ended December 31, 1995.,
(2) For the period January 1, 1996 to October 31, 1996.
(3) For the period November 1, 1995 (Commencement of Operations) to October 31, 1996.

There were no brokerage commissions paid to affiliates during the last three fiscal years.

Net Asset Value

       The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System. Unlisted securities that are not included in such National Market System are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such
securities.   The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

Redemption of Shares

Payment for shares redeemed

Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

Redemption in Kind

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Federal Tax Treatment of Dividends and Distributions

      The following is only a summary of certain tax considerations generally affecting a Series and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

     The following discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

       It is the policy of each of the Series to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Series expect to be relieved of the federal income taxes on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

       In order to qualify as a regulated investment company each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Series total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Series controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Series may engage in short-term trading and in certain hedging transactions and may limit the range of the Series investments. If a Series qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

          If for any taxable year, a Series does not qualify as a regulated investment company under Sub-chapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Series' current or accumulated earnings and profits. Such distributions will generally qualify for the corporate dividends received deduction for corporate shareholders.

        If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series intends to make sufficient distributions to avoid imposition of this tax.

      Distributions declared in October, November, or December to shareholders or record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

       Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than eighteen months, mid-term capital gain if the shares have been held for more than twelve months but not more than eighteen months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extend of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term capital gains are currently taxed at ordinary income tax rates.

      In certain cases, the Fund will be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholders ultimate U.S. tax liability.

          A Series' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, cause adjustments in the holding periods of the Series assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each
Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

          Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. However, information set forth in the Prospectuses and this Statement of Additional Information which relates to taxation is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Fund's Series. No attempt has been made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Series are urged to consult their tax advisors with specific reference to their own tax situation.

     Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions, such exemption is available.

FINANCIAL STATEMENTS

The Fund

       The financial statements of the Fund are incorporated by reference into this Statement of Additional Information. The financial statements with respect to the Series have been audited by Deloitte & Touche LLP, independent
public  accountants  to  such  Series.    The  Fund's  annual  report(s)  are
incorporated herein by reference in reliance upon their authority as experts in accounting and auditing. A copy of the 1997 Annual Report(s) to Shareholders must accompany the delivery of this Statement of Additional of Information.